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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Atlantic Power Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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	(1)	Amount Previously Paid:
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NOTICE OF ANNUAL AND SPECIAL MEETING
OF SHAREHOLDERS AND
MANAGEMENT INFORMATION CIRCULAR
AND
PROXY STATEMENT

ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 20, 2014

APRIL 30, 2014

Headquarters Address One Federal Street, 30th Floor Boston, Massachusetts 02110 United States	Registered Address 215-10451 Shellbridge Way Richmond, British Columbia V6X 2W8 Canada

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

              NOTICE IS HEREBY GIVEN that an annual and special meeting (the "Meeting") of the shareholders (the "Shareholders") of Atlantic Power Corporation (the "Corporation" or "Atlantic Power") will be held at the Omni King Edward Hotel, Chelsea Room, 37 King Street East, Toronto, Ontario, Canada M5C 1E9 on Friday the 20th day of June, 2014 at the hour of 10:00 a.m. (Eastern time) for the following purposes:

1.
TO RECEIVE the financial statements of the Corporation for the year ended December 31, 2013, together with the report of the auditors thereon;

2.
TO ELECT six directors to the board of directors of the Corporation;

3.
TO APPOINT auditors of the Corporation and authorize the board of directors of the Corporation to fix the remuneration of the auditors;

4.
TO HOLD a non-binding advisory vote on named executive officer compensation;

5.
TO CONSIDER and, if deemed advisable, to pass an ordinary resolution of the Shareholders (the "LTIP Resolution"), the full text of which is set forth in Schedule "B" to the accompanying Information Circular and Proxy Statement, authorizing the Corporation to amend its fifth amended and restated long-term incentive plan (the "LTIP") to increase the number of common shares of the Corporation issuable under the LTIP; and

6.
TO TRANSACT such further or other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

              At the Meeting, each Shareholder of record at the close of business on April 22, 2014 will be entitled to one vote for each common share of the Corporation held on all matters proposed to come before the Meeting.

              The accompanying Information Circular and Proxy Statement provides additional information relating to the matters to be dealt with at the Meeting and forms part of this notice.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 20, 2014

              The U.S. Securities and Exchange Commission (the "SEC") has adopted a "Notice and Access" rule that allows companies to deliver a Notice of Internet Availability of Proxy Materials ("Notice of Internet Availability") to Shareholders in lieu of a paper copy of the Information Circular and Proxy Statement, related materials and the Corporation's Annual Report to Shareholders (collectively, the "Proxy Materials"). The Notice of Internet Availability provides instructions as to how Shareholders can access the Proxy Materials online, contains a listing of matters to be considered at the Meeting, and sets forth instructions as to how shares can be voted. Shares must be voted either by telephone, online or by completing and returning a proxy card. Shares cannot be voted by marking, writing on and/or returning the Notice of Internet Availability. Any Notices of Internet Availability that are returned will not be counted as votes. Instructions for requesting a paper copy of the Proxy Materials are set forth on the Notice of Internet Availability.

              The Corporation is relying on the exemptions set forth in Section 9.1.5 of National Instrument 51-102 — Continuous Disclosure Obligations and Section 9.1.1 of National Instrument 54-104 — Proxy Solicitation from the requirement under Canadian securities laws to send paper copies of the Proxy Materials to registered and beneficial shareholders of the Corporation.

              The Corporation's Information Circular and Proxy Statement and Annual Report for the year ended December 31, 2013 are available free of charge at https://materials.proxyvote.com/04878Q.

              DATED at Ottawa, Ontario this 30th day of April, 2014.

BY ORDER OF THE BOARD OF DIRECTORS
"Irving R. Gerstein"
Chair of the Board of Directors Atlantic Power Corporation

ATLANTIC POWER CORPORATION
INFORMATION CIRCULAR AND PROXY STATEMENT

              This information circular and proxy statement (the "Information Circular and Proxy Statement") is furnished in connection with the solicitation of proxies by or on behalf of the board of directors (the "Directors", the "Board", or the "Board of Directors", and each one individually, a "Director") of Atlantic Power Corporation (the "Corporation" or "Atlantic Power"), for use at the annual and special meeting (the "Meeting") of shareholders (the "Shareholders") of the Corporation to be held on June 20, 2014 at the Omni King Edward Hotel, Chelsea Room, 37 King Street East, Toronto, Ontario, Canada M5C 1E9 commencing at 10:00 a.m. (Eastern time), and at all postponements or adjournments thereof, for the purposes set forth in the accompanying notice of the Meeting (the "Notice of Meeting"). In this Information Circular and Proxy Statement, references to "Cdn$" and "Canadian dollars" are to the lawful currency of Canada and references to "$", "US$" and "U.S. dollars" are to the lawful currency of the United States. All dollar amounts herein are in U.S. dollars, unless otherwise indicated. The information contained herein is given as at April 30, 2014, except where otherwise noted.

Notice and Access

              The U.S. Securities and Exchange Commission (the "SEC") has adopted a "Notice and Access" rule that allows companies to deliver a Notice of Internet Availability of Proxy Materials ("Notice of Internet Availability") to Shareholders in lieu of a paper copy of the Information Circular and Proxy Statement and related materials and the Corporation's Annual Report to Shareholders (collectively, the "Proxy Materials"). The Notice of Internet Availability provides instructions as to how Shareholders can access the Proxy Materials online, contains a listing of matters to be considered at the Meeting, and sets forth instructions as to how shares can be voted. Shares must be voted either by telephone, online or by completing and returning a proxy card. Shares cannot be voted by marking, writing on and/or returning the Notice of Internet Availability. Any Notices of Internet Availability that are returned will not be counted as votes. Instructions for requesting a paper copy of the Proxy Materials are set forth on the Notice of Internet Availability.

              The Corporation is relying on the exemptions set forth in Section 9.1.5 of National Instrument 51-102 — Continuous Disclosure Obligations and Section 9.1.1 of National Instrument 54-104 — Proxy Solicitation from the requirement under Canadian securities laws to send paper copies of the Proxy Materials to registered and beneficial shareholders of the Corporation.

Important Notice Regarding Availability of Proxy Materials:

              The Proxy Materials are available at https://materials.proxyvote.com/04878Q. You will need to enter the 12-digit control number located on the Notice of Internet Availability or proxy card.

              The Corporation is providing some of its Shareholders, including Shareholders who have previously asked to receive paper copies of the proxy materials and some of its Shareholders who are living outside of the United States and Canada, with paper copies of the proxy materials in addition to a Notice of Internet Availability.

              In addition, the Corporation is providing Notice of Internet Availability by e-mail to those Shareholders who have previously elected delivery of the proxy materials electronically. Those Shareholders should have received an e-mail containing a link to the website where those materials are available and a link to the proxy voting website.

Electronic Access to the Proxy Materials

              You can elect to receive future proxy materials by email, which will save the Corporation the cost of producing and mailing documents to you. Shareholders may enroll to receive proxy materials electronically as follows:

              Shareholders of Record: If you are a registered shareholder, you may request electronic delivery on the Internet at www.proxyvote.com.

              Beneficial Holders: If your shares are not registered in your name, check the information provided to you by your bank or broker, or contact your bank or broker for information on electronic delivery service.

Voting and Quorum

              A quorum must be present at the Meeting for any business to be conducted. Pursuant to the Corporation's articles of continuance (the "Articles"), two persons, present in person, each being a Shareholder entitled to vote at a meeting of Shareholders or a duly appointed proxy for a Shareholder so entitled constitutes a quorum. Shares represented by "broker non-votes," as described below, will be considered as present for purposes of constituting a quorum.

              Shareholders may vote by attending the Meeting and voting in person. If you choose not to attend the Meeting, you may still authorize your proxy over the internet by following the instructions provided in the Notice of Internet Availability, or, if you requested to receive printed Proxy Materials, you can also vote by telephone or by mailing the accompanying form of proxy ("Form of Proxy") pursuant to instructions provided on the proxy card, or by sending voting instructions ("Voting Instructions") to your nominee in accordance with the procedures set forth below under "— Information for Beneficial Holders of Securities". All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Meeting, and not revoked or superseded, will be voted at the Meeting in accordance with the instructions indicated on those proxies.

              A "broker non-vote" occurs when a nominee holding shares for a beneficial holder has not received Voting Instructions from such beneficial holder but such nominee submits a Form of Proxy in respect of such shares in accordance with New York Stock Exchange ("NYSE") rules. Generally, under current Canadian securities laws and NYSE rules, brokers will not have discretionary authority to vote such uninstructed shares with respect to any matter to be voted upon at the Meeting, except that U.S. brokers will have discretionary authority to vote uninstructed shares with respect to the appointment of auditors as described below, in accordance with NYSE rules.

              For purposes of counting votes, (i) abstentions from voting will be counted as votes cast at the Meeting; however such abstentions will not be counted as votes cast for or against a matter; and (ii) broker non-votes will not be counted as votes cast at the Meeting, except that broker votes with respect to which U.S. brokers have exercised their discretionary authority to vote uninstructed shares in accordance with NYSE rules shall be counted as votes cast at the Meeting.

Proxy Solicitation and Voting

Solicitation of Proxies

              The solicitation of proxies for use at the Meeting is being made by or on behalf of the Board of Directors of the Corporation. The solicitation of proxies for the Meeting will be made primarily by mail, but proxies may also be solicited personally, in writing or by telephone by employees of the Corporation, at nominal cost. The Corporation will bear the cost in respect of the solicitation of proxies for the Meeting and will bear the legal, printing and other costs associated with the preparation of the Information Circular and Proxy Statement.

Appointment and Revocation of Proxies

              Together with the Information Circular and Proxy Statement, the Shareholders will also be provided a Form of Proxy. The persons named in such Form of Proxy are Directors. A Shareholder who wishes to appoint some other person to represent him, her or it at the Meeting may do so by inserting such person's name in the blank space provided in the accompanying Form of Proxy or by completing another proper Form of Proxy. Such other person need not be a Shareholder of the Corporation.

              To be valid, a Form of Proxy must be deposited at the offices of Computershare Investor Services Inc. (the "Agent"), 8th Floor, North Tower, 100 University Avenue, Toronto, Ontario, Canada M5J 2Y1 or returned to the Agent by fax at 1-866-249-7775 (North America) or 416-263-9524 (outside North America), or at the offices of the Corporation by written instrument, fax or any other method of transmitting legibly recorded messages, so as not to arrive later than 10 a.m. (Pacific time) on June 18, 2014. If the Meeting is adjourned, a Form of Proxy must be deposited at the offices of the Agent 48 hours (excluding Saturdays, Sundays and holidays) before the time set for any reconvened meeting at which the Form of Proxy is to be used.

              A registered Shareholder of record may vote by proxy over the internet by following the instructions provided in the Notice of Internet Availability, or, if the Shareholder requested to receive printed Proxy Materials, the Shareholder can also vote by mail or telephone pursuant to instructions provided on the proxy card.

              If you hold shares through an intermediary (such as a broker, securities dealer, bank, trust company or similar entity), you may also vote by following the voting instruction form provided to you by such intermediary.

              The internet and telephone voting procedures are designed to authenticate Shareholders' identities and to confirm that their instructions have been properly recorded.

              The document appointing a proxy must be in writing and completed and signed by a registered Shareholder or his or her attorney authorized in writing or, if the registered Shareholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized. Instructions provided to the Agent by a registered Shareholder must be in writing and completed and signed by the registered Shareholder or his or her attorney authorized in writing or, if the registered Shareholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized. Persons signing as officers, attorneys, executors, administrators, and trustees or similarly otherwise should so indicate and provide satisfactory evidence of such authority.

              A Shareholder that has given a Form of Proxy may revoke the Form of Proxy: (a) by completing and signing a Form of Proxy bearing a later date and depositing it as aforesaid; (b) by depositing an instrument in writing executed by the Shareholder or by his or her attorney authorized in writing: (i) at the registered office of the Corporation at any time up to and including the last business day preceding the day of the applicable Meeting, or any adjournment thereof, at which the proxy is to be used, or (ii) with the Chair of the Meeting prior to the commencement of such Meeting on the day of such Meeting or any adjournment thereof; or (c) in any other manner permitted by law. In order for a Beneficial Holder (as defined below) to revoke Voting Instructions previously given to his or her intermediary (such as a broker, securities dealer, bank, trust company or similar entity) with respect to the voting of the Common Shares, the Beneficial Holder must carefully follow the procedures and instructions received from his or her intermediary.

Voting of Proxies

              The persons named in the accompanying Form of Proxy will vote such proxy in accordance with the instructions contained therein. Unless contrary instructions are specified, if the accompanying Form of Proxy is executed and returned (and not revoked) prior to the Meeting, the Common Shares represented by the Form of Proxy will be voted at the Meeting as follows:

  •
  FOR the election of Irving R. Gerstein, Kenneth M. Hartwick, John A. McNeil, R. Foster Duncan, Holli C. Ladhani and Barry E. Welch to the Board of Directors as described under the heading "Matters to be Considered at the Meeting — Election of Directors";

  •
  FOR the appointment of KPMG LLP as auditors of the Corporation and to authorize the Board of Directors to fix the auditor's remuneration;

  •
  FOR the approval, by non-binding advisory vote, of named executive officer compensation; and

  •
  FOR the approval of an ordinary resolution of the Shareholders (the "LTIP Resolution"), the full text of which is set forth in Schedule "B" to this Information Circular and Proxy Statement, authorizing the Corporation to amend its fifth amended and restated long-term incentive plan (the "LTIP") to increase the number of common shares of the Corporation issuable under the LTIP.

              For more information on these issues, please see the section entitled "Matters to be Considered at the Meeting" in this Information Circular and Proxy Statement.

              The persons appointed pursuant to the Form of Proxy are conferred with discretionary authority with respect to amendments to or variations of matters identified in the Form of Proxy and the Notice of Meeting and with respect to other matters that may properly come before the Meeting. In the event that amendments or variations to matters identified in the Notice of Meeting are properly brought before the Meeting, it is the intention of the persons designated in the enclosed Form of Proxy to vote in accordance with their best judgment on such matter or business. At the time of printing the Information Circular and Proxy Statement, the Directors know of no such amendments, variations or other matters.

Information for Beneficial Holders of Securities

              Information set forth in this section is very important to persons who hold Common Shares otherwise than in their own names. A non-registered Shareholder of the Corporation (a "Beneficial Holder") who beneficially owns Common Shares, but whose Common Shares are registered in the name of an intermediary (such as a securities broker, financial institution, trustee, custodian or other nominee who holds securities on behalf of the Beneficial Holder or in the name of a clearing agency in which the intermediary is a participant) should note that only a Form of Proxy deposited by Shareholders whose names are on the records of the Corporation as the registered holders of Common Shares as at the Record Date (as defined below) can be recognized and acted upon at the Meeting.

              Common Shares that are listed in an account statement provided to a Beneficial Holder by a broker are likely not registered in the Beneficial Holder's own name on the records of the Corporation and such Common Shares are more likely registered in either the name of CDS Clearing and Depository

Services Inc. ("CDS") or its nominee, or the name of The Depositary Trust Company ("DTC") or its nominee.

              Applicable regulatory policy requires brokers and other intermediaries to seek Voting Instructions from Beneficial Holders in advance of shareholders' meetings. Every broker or other intermediary has its own mailing procedures and provides its own return instructions, which should be carefully followed by Beneficial Holders in order to ensure that their Common Shares are voted at the Meeting. Often, the voting instruction form (the "Voting Instruction Form") supplied to a Beneficial Holder by its broker is identical to the Form of Proxy provided to registered Shareholders. However, its purpose is limited to instructing the registered Shareholder how to vote on behalf of the Beneficial Holder. Most brokers now delegate responsibility for obtaining instructions from clients to Broadridge Investor Communications Solutions ("Broadridge"). Broadridge typically prepares a machine-readable Voting Instruction Form, mails those forms to the Beneficial Holders and asks Beneficial Holders to return Voting Instructions to Broadridge. Broadridge then tabulates the results of all Voting Instructions received and provides appropriate instructions representing the voting of the securities to be represented at the Meeting. A Beneficial Holder receiving a Broadridge Voting Instruction Form cannot use that Voting Instruction Form to vote Common Shares directly at the Meeting. Voting Instructions must be returned to Broadridge well in advance of the Meeting in accordance with the instructions set out on the Voting Instruction Form in order to have the Common Shares voted.

              Generally, Canadian securities laws and NYSE rules prohibit brokers from voting on any of the proposals without receiving Voting Instructions from the Beneficial Holders of the Common Shares, except that U.S. brokers will have discretionary authority to vote uninstructed shares with respect to the appointment of auditors, in accordance with NYSE rules. In the absence of Voting Instructions, Common Shares subject to such broker non-votes will not be counted as voted or as represented on those proposals and so will have no effect on the vote other than with respect to the appointment of auditors where a U.S. broker has exercised its discretionary authority to vote uninstructed shares in accordance with NYSE rules. As brokers generally may not vote your Common Shares in the absence of your specific instructions as to how to vote (except in the limited circumstances described above), we encourage you to provide Voting Instructions to your broker regarding the voting of your Common Shares.

              Although Beneficial Holders may not be recognized directly at the Meeting for the purposes of voting Common Shares registered in the name of CDS, DTC or their broker or other intermediary, a Beneficial Holder may attend the Meeting as proxy holder for the registered Shareholder and vote his or her Common Shares in that capacity. Beneficial Holders who wish to attend the Meeting and indirectly vote their own Common Shares as proxy holder for the registered Shareholder should enter their own names in the blank space on the Voting Instruction Form provided to them and return the same to their broker or other intermediary (or the agent of such broker or other intermediary) in accordance with the instructions provided by such broker, intermediary or agent well in advance of the Meeting.

Voting Securities and Principal Holders Thereof

              The Corporation is authorized to issue an unlimited number of Common Shares. As of the date of this Information Circular and Proxy Statement, there were 120,586,937 Common Shares outstanding.

              At the Meeting, each Shareholder of record at the close of business on April 22, 2014, the record date established for the Notice of Meeting and for voting at the Meeting (the "Record Date"), will be entitled to one vote for each Common Share held on all matters proposed to come before the Meeting. At the close of business on the Record Date, there were 120,586,937 Common Shares outstanding and entitled to be voted at the Meeting.

              To the knowledge of the Board of Directors, there are no persons that beneficially own or exercise control or direction over Common Shares carrying approximately 10% or more of the votes attached to the issued and outstanding Common Shares. For more information, please see the section entitled "Security Ownership of Certain Beneficial Owners and Management" in this Information Circular and Proxy Statement.

MATTERS TO BE CONSIDERED AT THE MEETING

MATTER 1: ELECTION OF DIRECTORS

              The number of Directors to be elected at the Meeting is six. The persons named in the accompanying Form of Proxy will vote such proxy in accordance with the instructions contained therein. Unless contrary instructions are specified, if the accompanying Form of Proxy is executed and returned (and not revoked) prior to the Meeting, the Common Shares represented by the Form of Proxy will be voted for the election, as Directors, of the proposed nominees whose names are set out below. If a Director is unable to stand for election, the persons named in the enclosed Form of Proxy reserve the right to vote for another nominee at their discretion. Each nominee elected as a Director will hold office until the next annual meeting of the Shareholders or until his or her successor is elected or appointed.

Majority Voting Policy

              The Board of Directors has adopted a majority voting policy. Under this policy, a Director in an uncontested election who receives more votes withheld than cast in favour of his or her election will be required to tender his or her resignation to the Chair of the Board of Directors following the applicable meeting of the Corporation's Shareholders. The resignation will be effective when accepted by the Board of Directors. The Nominating and Corporate Governance Committee of the Board of Directors will consider whether or not to accept the offer of resignation and will recommend to the Board of Directors whether or not to accept the resignation. With the exception of special circumstances that would warrant the continued service of the applicable Director on the Board of Directors, the Nominating and Corporate Governance Committee expects that resignations will be recommended for acceptance and accepted by the Board of Directors. Within 90 days following the applicable meeting of the Shareholders, the Board of Directors will make a decision on the Nominating and Corporate Governance Committee's recommendation. The Board of Directors will announce its decision (including, if applicable, the reasons for not accepting any resignation) via press release in accordance with applicable securities laws, rules and regulations.

Advance Notice Policy

              The Corporation has adopted an advance notice policy (the "Advance Notice Policy"), which requires advance notice to the Corporation in circumstances where nominations of persons for election to the Board of Directors are made by Shareholders other than pursuant to: (i) a proposal made in accordance with the BCBCA; or (ii) a requisition of the Shareholders made in accordance with the BCBCA. Among other things, the Advance Notice Policy fixes a deadline by which Shareholders must submit director nominations to the corporate secretary of the Corporation prior to any annual or special meeting of Shareholders and sets forth the specific information that a Shareholder must include in such notice for an effective nomination to occur. Pursuant to the Advance Notice Policy, no person will be eligible for election as a director of the Corporation unless nominated in accordance with the provisions of the Advance Notice Policy.

              Pursuant to the Advance Notice Policy, in the case of an annual meeting of Shareholders, notice to the Corporation must be made not less than 30 nor more than 65 days prior to the date of the annual meeting; provided, however, that in the event that the annual meeting is to be held on a date that is less than 50 days after the date on which the first public announcement of the date of the annual meeting was made by the Corporation, notice may be made not later than the close of business on the 10th day following such public announcement. In the case of a special meeting of Shareholders (which is not also an annual meeting), notice to the Corporation must be made not later than the close of business on the 15th day following the day on which the first public announcement of the date of the special meeting was made.

Information Regarding Director Nominees

              The following table sets forth the names of, and certain information for, the individuals proposed to be nominated for election as Directors. The nominees make up the current Board of Directors. Biographies for each nominee, which include a summary of each nominee's age, positions with the Corporation, principal occupation and employment within the five preceding years, are set out below.

Name and Province of Residence	Age	Position	Principal Occupation	Date Appointed as a Director	Ownership or Control over Common Shares(1)
IRVING R. GERSTEIN(2)(3) Ontario, Canada	73	Director	Member of the Senate of Canada, Corporate Director	October 4, 2004	24,206	(6)
KENNETH M. HARTWICK(2)(4) Ontario, Canada	51	Director	Chartered Professional Accountant	October 4, 2004	106,062	(6)
JOHN A. MCNEIL(2) Ontario, Canada	72	Director	President, BDR North America Inc.	October 4, 2004	31,906	(6)
R. FOSTER DUNCAN(2) Louisiana, U.S.A.	60	Director	Operating Partner, Bernhard Capital Partners and Senior Advisor, EHS Partners	June 29, 2010	37,078	(6)
HOLLI C. LADHANI(2)(5) Texas, U.S.A.	43	Director	Executive Vice-President, Chemical Technologies, Rockwater Energy Solutions	June 29, 2010	41,974	(6)
BARRY E. WELCH Massachusetts, U.S.A.	56	Director, President and Chief Executive Officer	President and Chief Executive Officer of the Corporation	June 6, 2007	597,785	(7)

(1)
The information as to Common Shares beneficially owned, directly or indirectly, including by associates or affiliates, not being within the knowledge of the Corporation, has been furnished by the respective nominees individually as of April 28, 2014.

(2)
The Board of Directors has determined that each of Messrs. Gerstein, Hartwick, McNeil and Duncan and Ms. Ladhani is an independent Director. Each independent Director is also a member of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee of the Corporation.

(3)
Chair of the Board of Directors and the Nominating and Corporate Governance Committee.

(4)
Chair of the Compensation Committee.

(5)
Chair of the Audit Committee.

(6)
This number includes 4,406 deferred share units ("DSUs") issued to Mr. Gerstein, 104,062 DSUs issued to Mr. Hartwick, 4,406 DSUs issued to Mr. McNeil, 28,378 DSUs issued to Mr. Duncan and 41,974 DSUs issued to Ms. Ladhani, under the DSU Plan (as defined herein). For further details on the DSU Plan, see the discussion under "Compensation of Directors — Deferred Share Unit Plan" in this Information Circular and Proxy Statement.

(7)
This number includes 252,771 unvested notional shares granted under the LTIP.

 Biographies

              Irving R. Gerstein, C.M., O.Ont:    The Honourable Irving R. Gerstein has been a Director of the Corporation since October 2004. Senator Gerstein is a Member of the Order of Canada and a Member of the Order of Ontario, and was appointed to the Senate of Canada in December 2008. He is a retired executive, and is currently a director of Medical Facilities Corporation and Student Transportation Inc., and previously served as a director of other public companies including Economic Investment Trust Limited, CTV Inc., Traders Group Limited, Guaranty Trust Company of Canada, Confederation Life Insurance Company and Scott's Hospitality Inc., and as an officer and director of Peoples Jewellers Limited. Senator Gerstein is an honorary director of Mount Sinai Hospital (Toronto), having previously served as Chairman of the Board, Chairman Emeritus and a director over a period of 25 years, and is currently a member of its Research Committee. Senator Gerstein earned a Bachelors of Science in Economics from the University of Pennsylvania (Wharton School of Finance and Commerce). Mr. Gerstein's substantial experience on the boards of numerous other public companies and his prior experience as an executive of a substantial public company make him a valued advisor and highly qualified to serve as Chair of our Board of Directors and as Chair of our nominating and corporate governance committee (the "Nominating and Corporate Governance Committee").

              Kenneth M. Hartwick, C.P.A.:    Mr. Hartwick has been a Director of the Corporation since October 2004. He has more than 13 years of management experience in the energy sector and more than 20 years of experience in the financial sector. Mr. Hartwick's experience in the energy industry spans several markets having played an integral role as an executive officer for Just Energy Group Inc. until April 2014, helping launch their businesses in Alberta, British Columbia, Indiana, Texas, Georgia, Manitoba, Ontario, Québec, Saskatchewan, California, Illinois, Maryland, Massachusetts, Michigan, New Jersey, New York, Ohio, Florida, Pennsylvania and the United Kingdom. He recently completed a 10-year tenure as Director, President and Chief Executive Officer of Just Energy Group Inc., an integrated retailer of commodity products. Mr. Hartwick served as President and Chief Executive Officer of Just Energy Group Inc. from June 2008 until April 2014, as President from 2006 until June 2008, and as Chief Financial Officer from April 2004 to 2006. Mr. Hartwick understands the issues facing the electricity industry through his previous role as Chief Financial Officer of one of the largest distribution companies in North America, Hydro One Inc., where he gained increasing executive-level responsibility throughout his career, and provided strategic direction as Ontario transitions towards a competitive energy marketplace. Mr. Hartwick earned his Honours of Business Administration from Trent University, Peterborough, Ontario. Mr. Hartwick's substantial experience in the energy industry and financial sector make him a valued advisor and highly qualified to serve as a member of our Board of Directors and as Chair of our compensation committee (the "Compensation Committee").

              John A. McNeil:    Mr. McNeil has been a Director of the Corporation since October 2004. Mr. McNeil is President of BDR NorthAmerica Inc., an energy consulting company based in Toronto, Ontario. Prior to his appointment at BDR NorthAmerica Inc. in 2000, Mr. McNeil was Managing Director Investment Banking with Scotia Capital Inc. from 1996 to 1999. Previously, he was a Senior Vice-President and Director of Scotia McLeod Inc. from 1991 to 1995. Mr. McNeil has extensive expertise in the areas of asset management models, capitalization, mergers and acquisitions, business and enterprise valuations, capital markets and market ratings and has worked extensively throughout North America and Europe. Mr. McNeil specializes in the electric power sector and his major focus in recent years has been in the field of corporate and enterprise unbundling and reconstitution resulting from the restructuring of the electricity sector in North America. Mr. McNeil earned a Bachelors of Arts (Honors) from Queens University, a Bachelor of Laws from the University of Toronto and a Master of Business Administration from the University of British Columbia. Mr. McNeil's extensive experience in the financial and capital markets sectors, as well as his expertise in the electric power sector, make him a valued advisor and highly qualified to serve as a member of our Board of Directors.

              R. Foster Duncan:    Mr. Duncan has been a Director of the Corporation since June 2010. He has more than 30 years of senior corporate, investment banking, and private equity experience. Mr. Duncan is an Operating Partner of Bernhard Capital Partners and serves as a Senior Advisor to EHS Partners in New York, a management consulting firm focused on improving operational effectiveness, earnings, and growth. Previously, Mr. Duncan was a Member of MFB Energy Partners, LLC and was a Managing Director at Advantage Capital Partners with senior management responsibility for the firm's energy portfolio and energy initiatives. From 2005 through 2009, Mr. Duncan was managing member of KD Capital L.L.C., an affiliate of Kohlberg Kravis Roberts & Co. ("KKR") which he and KKR formed. Mr. Duncan was located in KKR's offices and worked exclusively with KKR and its portfolio companies in connection with creating value and investing in the energy, utility, natural resources, and infrastructure sectors. Previously, Mr. Duncan was Executive Vice President and CFO of Cinergy Corp., Chairman of Cinergy's Investment Committee and CEO and President of Cinergy's commercial Business Unit. Mr. Duncan is active with the Edison Electric Institute, and is a past member of the Wall Street Advisory Group, and past Chairman of the Finance Executive Advisory Committee. He has also held senior management positions at LG&E Energy Corp., Freeport-McMoRan Copper & Gold and Howard Weil, a premier energy investment banking boutique. From 2009 to 2014, Mr. Duncan served as a director of Xtreme Power, LLC, a small, privately held company, which filed for Chapter 11 bankruptcy protection in 2013 and was sold to Younicos AG in April 2014. From February 2006 to 2013, Mr. Duncan also served as a director of Essential Power, LLC, a portfolio company of Industry Funds Management (US), LLC. Mr. Duncan also serves on the Advisory Council of Greentech Capital Advisors in New York. Mr. Duncan is active in a number of civic organizations including the Board of Directors of the Eye, Ear, Nose and Throat Hospital Foundation in New Orleans and in Charlottesville, Virginia the National Advisory Board of the University of Virginia Jefferson Scholars Program. He graduated with Distinction from the University of Virginia and later received his MBA degree from the A. B. Freeman Graduate School of Business at Tulane University.

              Holli C. Ladhani:    Ms. Ladhani has been a Director of the Corporation since June 2010. She currently serves as the Executive Vice President, Chemical Technologies of Rockwater Energy Solutions, Inc. ("Rockwater"). Prior to her current role, she served as the Executive Vice President and Chief Financial Officer. Houston-based Rockwater provides fluids management and environmental solutions to the energy industry in North America to uniquely address the special fluid and environmental-related challenges associated with modern day unconventional and conventional oil and gas resource development. Rockwater is controlled by SCF Partners, a private equity investor since 1989 that provides equity capital and strategic growth assistance to build energy service and equipment companies that operate throughout the world. Prior to joining SCF Partners in March 2011, Ms. Ladhani served in a number of positions with Dynegy Inc. ("Dynegy"), a provider of wholesale power, capacity and ancillary services in multiple regions of the United States, most recently as Executive Vice President and Chief Financial Officer. In November 2011, subsequent to Ms. Ladhani's departure, two Dynegy subsidiaries of which Ms. Ladhani had formerly been an officer filed for bankruptcy protection. Prior to joining Dynegy, Ms. Ladhani was a Senior Manager-Audit with PricewaterhouseCoopers LLP, where she supervised teams that provided audit services to large public companies in the oil and gas industry. A Certified Public Accountant, Ms. Ladhani received a Bachelors of Science from Baylor University and a Masters of Business Administration from Rice University. She serves on the board of Rosetta Resources, an independent North American exploration and production company. Ms. Ladhani's extensive experience as a senior executive in the independent power industry, as well as her financial and accounting background, make her a valued advisor and highly qualified to serve on our Board of Directors and as Chair of our audit committee (the "Audit Committee").

              Barry E. Welch:    Mr. Welch has been our President and Chief Executive Officer since October 2004 (until December 31, 2009, through Atlantic Power Management, LLC (the "Manager")) and a Director since June 2007. Prior to joining the Corporation, Mr. Welch was the Senior Vice President and co-head of the Bond and Corporate Finance Group of John Hancock Financial Services ("John Hancock"), Boston, Massachusetts, from 2000 to 2004. Mr. Welch served on several committees at John

Hancock, including its Pension Investment Advisory Committee and Investment Operating Committee. Mr. Welch was Chairman of John Hancock's Bond Investment Committee and reported monthly on investment portfolio, strategy and activity to the Committee of Finance of John Hancock's board of directors. Mr. Welch also led the development and approval of John Hancock's involvement with ArcLight Capital Partners and served as a member of ArcLight Energy Partners Fund I's Investment Committee. During his time at John Hancock, Mr. Welch headed the Bond and Corporate Finance Group's Power and Energy investment team. From 1989 to 2004, he was involved directly or oversaw $25 billion of investments in more than 1,000 utility, project finance and oil and gas transactions. Prior to joining John Hancock, Mr. Welch spent more than three years as a developer of power projects at Thermo Electron Corporation's Energy Systems Division (later known as Thermo Ecotek). There, he was involved in greenfield development of natural gas, wood and waste-to-energy projects, as well as asset management roles for operating plants. Mr. Welch earned a Bachelors of Science in Mechanical and Aerospace Engineering from Princeton University, and a Masters of Business Administration from Boston College. Mr. Welch serves on the board of directors of the Walker Home and School in Needham, Massachusetts. Mr. Welch's extensive experience in energy investment and related activities in the financial sector, as well as his in-depth knowledge of the Corporation through his position as President and Chief Executive Officer, make him highly qualified to serve as a member of our Board of Directors.

The Board of Directors recommends a vote FOR each of the six nominees discussed above and listed on the Form of Proxy.

Information Regarding Named Executive Officers

              The following table sets forth the names, ages and positions of the Corporation's principal executive officer, principal financial officer, and other executive officers of the Corporation:

Name	Age	Position	Date Appointed as Officer
Barry E. Welch	56	Director, President and Chief Executive Officer	October 4, 2004
Terrence Ronan	54	Executive Vice President — Chief Financial Officer, Principal Financial and Accounting Officer and Corporate Secretary	August 20, 2012
Paul H. Rapisarda	60	Executive Vice President — Commercial Development	February 22, 2008
Edward C. Hall	54	Executive Vice President — Chief Operating Officer	April 2, 2013

              Terrence Ronan:    Mr. Ronan joined Atlantic Power in August 2012. He is currently Executive Vice President — Chief Financial Officer, Principal Financial and Accounting Officer and Corporate Secretary, with primary responsibility for all finance-related functions, as well as playing a central role in the development and execution of Atlantic Power's operational and strategic initiatives. Mr. Ronan is a financial professional with more than 20 years of management and capital raising experience. Most recently, Mr. Ronan served as Managing Director-Finance and Assistant Treasurer at Plains All American Pipeline, L.P., a publicly traded master limited partnership engaged in the transportation, storage, terminalling and marketing of crude oil, refined products and liquefied petroleum gas and other natural gas related products. Prior to that, Mr. Ronan served as President and Chief Executive Officer of SemGroup, L.P. where he oversaw the operations of the privately held partnership engaged in the transportation, storage, terminalling and marketing of crude oil, LPG and natural gas. He was appointed Interim President and Chief Executive Officer of SemGroup, L.P. with the knowledge that bankruptcy proceedings would be filed in the United States and Canada in 2008 and led SemGroup, L.P. through its reorganization, emerging from bankruptcy in November 2009. From 2006-2008, Mr. Ronan served as Managing Director at Merrill Lynch Capital where he co-founded the start-up Energy Finance practice, in which he was responsible for origination activities in the midstream and Exploration and Production

("E&P") sectors. Mr. Ronan also spent 14 years at Bank of America, and predecessors Fleet Boston and BankBoston, culminating in his role as Managing Director where he focused on financing industry leading E&P, midstream and refining and marketing companies. Mr. Ronan graduated with a Bachelors of Science from Bates College and later received a Masters of Business Administration from the University of Michigan Ross School of Business. He also served in the U.S. Navy from 1981 to 2007, active and reserve components, retiring after 26 years with the rank of Captain.

              Paul H. Rapisarda:    Mr. Rapisarda joined Atlantic Power in 2008. Since 2011, Mr. Rapisarda has been our Executive Vice President — Commercial Development. He has primary responsibility for overseeing our development strategy, including our acquisitions and organic growth initiatives, as well as managing our commercial relationships. Mr. Rapisarda currently serves as a director on the board of Feeney Brothers, a private infrastructure company. From 2008 to 2011, Mr. Rapisarda was our Managing Director — Acquisitions and Asset Management. Prior to joining Atlantic Power, Mr. Rapisarda spent more than 25 years working in energy, utility and independent power investment banking. From 2001 to early 2008 he was a Principal with Compass Advisors, a boutique M&A advisory firm in New York, where he was involved in numerous strategic advisory, restructuring and principal transactions in the energy and power sectors. Prior to Compass Advisors, Mr. Rapisarda held senior positions at Schroders, Merrill Lynch and BT Securities. Prior to that he was a Managing Director and Co-Head, Utilities and Structured Finance, at Drexel Burnham Lambert. While at Drexel, he also worked with the firm's Chief Financial Officer in making tax-oriented investments on the firm's behalf. Mr. Rapisarda worked on a broad range of capital markets and advisory transactions including substantial experience in cross-border and emerging markets. He earned a Bachelors of Arts from Amherst College and a Masters of Business Administration from Harvard Business School.

              Edward C. Hall:    Mr. Hall joined Atlantic Power in April 2013 as Executive Vice President — Chief Operating Officer, with primary responsibility for the Corporation's operations, asset management, environmental health and safety and engineering functions. As a member of the executive management team, Mr. Hall also plays a central role in the development and execution of the Corporation's operational and strategic initiatives. Prior to joining Atlantic Power, Mr. Hall spent more than 25 years working in the energy industry. From 2011 to 2012, Mr. Hall served as Executive Vice President — Chief Operating Officer Global Generation at AES Corporation, a publicly traded global power company. From 1988 to 2011, Mr. Hall held multiple positions at AES Corporation, including President, North America from 2008 to 2011; President, Wind Generation from 2005 to 2008; and Managing Director, Global Business Development from 2003 to 2005. He earned a Bachelors of Science from Tufts University and a Masters of Business Administration from the Massachusetts Institute of Technology Sloan School of Management.

CORPORATE GOVERNANCE DISCLOSURE

              The Corporation is pleased to make the following disclosures regarding its corporate governance practices pursuant to National Policy 58-201 — Corporate Governance Guidelines, National Instrument 58-101 — Disclosure of Corporate Governance Practices, and Item 407 of Regulation S-K and other applicable SEC and NYSE rules:

Board of Directors

    (a)
    Directors are elected by Shareholders at the Corporation's annual general meeting, which is generally held in June of each year. Each Director holds office until the next annual meeting of the Shareholders or until his or her successor is elected or appointed. At the annual general and special meeting of Shareholders held on June 29, 2010, Shareholders approved, among other things, changes to the Corporation's Articles reducing the minimum Canadian residency requirement for Directors from 50% to 25%.

    (b)
    Under the Corporation's independence standards and under the NYSE corporate governance rules, a majority of the Board of Directors must qualify as "independent directors." At least annually, the Board of Directors is required to evaluate all relationships between the Corporation and each Director in light of relevant facts and circumstances for the purposes of determining whether a material relationship exists that might signal a potential conflict of interest or otherwise interfere with such Director's ability to satisfy his or her responsibilities as an independent Director. The Board of Directors has determined that each of Irving R. Gerstein, Kenneth M. Hartwick, John A. McNeil, R. Foster Duncan and Holli C. Ladhani is an independent Director.

    (c)
    The non-independent member of the Board of Directors is Barry E. Welch. Mr. Welch is the President and Chief Executive Officer of the Corporation.

    (d)
    Five of the six members of the Board of Directors are independent.

    (e)
    Two Directors also serve as directors on the boards of other reporting issuers (or the equivalent in other jurisdictions). Senator Gerstein serves as a director on the boards of Medical Facilities Corporation and Student Transportation Inc. and Ms. Ladhani serves as a director on the board of Rosetta Resources Inc.

    (f)
    The independent members of the Board of Directors meet regularly without management present.

    (g)
    The Chair of the Board of Directors, Senator Gerstein, is an independent Director. Mr. Gerstein's responsibilities include establishing, in consultation with the Chief Executive Officer of the Corporation, the Directors and appropriate members of management, the agendas for each meeting of the Board of Directors. The agenda for each committee meeting is established by the Chair of that committee in consultation with appropriate members of the committee and management.

    (h)
    The following table sets forth the number of Board of Directors and committee meetings held and attendance by Directors (in person or by telephone) for the year ended December 31, 2013:

Director	Board of Directors	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Irving R. Gerstein	34 of 34	5 of 5	8 of 8	3 of 3
Kenneth M. Hartwick	34 of 34	5 of 5	8 of 8	3 of 3
John A. McNeil	33 of 34	5 of 5	8 of 8	3 of 3
R. Foster Duncan	34 of 34	5 of 5	8 of 8	3 of 3
Holli C. Ladhani	34 of 34	5 of 5	8 of 8	3 of 3
Barry E. Welch	34 of 34	N/A	N/A	N/A

              Each Director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period for which he or she has been a Director) and (ii) the total number of meetings of all committees of the Board of Directors on which the Director served (during the periods that he or she served).

              The Corporation does not have a policy of requiring its Directors to attend the annual general meeting of Shareholders. The Chair of the Board of Directors is expected to attend and chair meetings of the Shareholders. Five of six Directors then serving attended the annual meeting held on June 21, 2013.

              The Board of Directors meets as necessary, but no fewer than four times each year: three meetings to review quarterly results and one meeting prior to the issuance of the annual audited financial results of the Corporation. In addition, the Board of Directors generally meets annually in December to discuss the annual budget and in January to discuss the annual strategy and director education (and more frequently if required). The committees of the Board of Directors meet as required by their respective charters.

Board Mandate

              The mandate of the Board of Directors is included as Schedule "A" to this Information Circular and Proxy Statement.

Risk Oversight

              The Audit Committee receives and discusses a risk assessment update each quarter which is reviewed and discussed with management prior to the Audit Committee's recommendation to the Board of Directors to approve quarterly and annual financial disclosures. In addition, the Board of Directors receives periodic Operations Reports about each project with full opportunity for Directors to ask questions of management about any potential issues identified.

Board Leadership Structure

              The Charter of the Board of Directors requires the Chair of the Board of Directors to be an independent director, as it was determined it would be beneficial to have an independent Chair whose sole responsibility is leading the Board of Directors, leaving the Chief Executive Officer's main focus on the Corporation's business goals and promoting both short-term and long-term growth. Currently, Mr. Gerstein serves as the Chair of the Board of Directors. The Chair is expected to attend and chair meetings of the Board of Directors and Shareholders. The Chair ensures that the Board of Directors carries out its responsibilities effectively and the Board of Directors understands the boundaries between Board of Directors and management responsibilities. The Chair is also responsible for providing direction with respect to the dates and frequency of Board of Directors meetings and related committee meetings. The Chair liaises with the Chief Executive Officer to prepare Board of Directors meeting agendas.

              Directors who qualify as "non-management" within the meaning of the NYSE rules meet on a regular basis in executive sessions without management participation and, at least once per year, an executive session is held with only independent directors present. The executive sessions are chaired by the Chair of the Board of Directors. In addition, the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, all of which are comprised entirely of independent Directors, also perform oversight functions independent of management.

Position Descriptions

              Position descriptions for the Chair of the Board of Directors, the Chair of the Audit Committee, the Chair of the Nominating and Corporate Governance Committee, the Chair of the Compensation Committee and the Chief Executive Officer of the Corporation are as follows:

    I.
    Responsibilities of the Chair of the Board of Directors:

    (a)
    the Chair shall be expected to attend and chair meetings of the Board of Directors and Shareholders of the Corporation;

    (b)
    the Chair shall be an independent Director;

      (c)
      the Chair shall not be expected to and shall not perform policy-making functions other than in his or her capacity as a Director. The Chair shall not have the right or entitlement to bind the Corporation in his or her capacity as Chair;

      (d)
      the Chair shall provide direction with respect to the dates and frequency of Board meetings and related committee meetings and the Chair shall liaise with the Chief Executive Officer of the Corporation to prepare Board meeting agendas;

      (e)
      the Chair shall ensure that the Board of Directors understands the boundaries between the Board of Directors and management responsibilities; and

      (f)
      the Chair shall ensure that the Board of Directors carries out its responsibilities effectively, which will involve the Board of Directors meeting on a regular basis without management present and will include acting as a liaison between the independent directors and the Corporation's senior officers, and may involve assigning responsibility for administering the Board's relationship with management to a committee of the Board of Directors.

    II.
    Responsibilities of the Audit Committee Chair:

    (a)
    the Chair will provide leadership to the Audit Committee in discharging its mandate as set out in the written charter of the Audit Committee (the "AC Charter"), including by:

      (i)
      promoting a thorough understanding by members of the Audit Committee, management and the Corporation's external auditor of:

        (A)
        the duties and responsibilities of the Audit Committee; and

        (B)
        the relationship between the Audit Committee and each of the Corporation's

          1.
          management; and

          2.
          external auditor; and

      (ii)
      promoting cohesiveness among members of the Audit Committee;

    (b)
    the Chair shall be the liaison between the Audit Committee and the Corporation's management and external auditor, promoting open and constructive discussions between members of the Audit Committee and each of these parties;

    (c)
    the Chair shall promote the proper flow of information to the Audit Committee to keep the Audit Committee fully apprised of all matters which are material to the Corporation at all times, including coordinating with the Chief Executive Officer and Chief Financial Officer of the Corporation to ensure that information requested by any member of the Audit Committee is provided and meets the needs of that Audit Committee member;

      (d)
      in connection with meetings of the Audit Committee, the Chair shall be responsible for:

        (i)
        scheduling meetings of the Audit Committee;

        (ii)
        organizing and presenting the agenda for Audit Committee meetings such that:

          (A)
          all of the responsibilities assigned to the Audit Committee under the terms of the AC Charter are discharged on a timely and diligent basis, and

          (B)
          members of the Audit Committee have input into the agendas;

        (iii)
        monitoring the adequacy of materials provided to the Audit Committee by management in connection with the Audit Committee's deliberations;

        (iv)
        ensuring that members of the Audit Committee have sufficient time to review the materials provided to them and to fully discuss the business that comes before the Audit Committee;

        (v)
        recommending procedures to enhance the work of the Audit Committee;

        (vi)
        ensuring that the members of the Audit Committee have adequate opportunities to meet without management present;

        (vii)
        presiding over meetings of the Audit Committee; and

        (viii)
        presiding over in camera meetings of the Audit Committee;

      (e)
      the Chair shall report to the Board of Directors on the activities of the Audit Committee as contemplated in the AC Charter;

      (f)
      on an annual basis, the Chair shall lead the Audit Committee in the process for assessing the performance of the Audit Committee;

      (g)
      under the direction of the Chair, the Audit Committee shall review and assess the adequacy of the AC Charter annually and recommend to the Board of Directors any changes it deems appropriate;

      (h)
      the Chair shall perform such other functions:

        (i)
        as may be ancillary to the duties and responsibilities described above; and

        (ii)
        as may be delegated to the Chair by the Audit Committee or the Board of Directors from time to time.

    III.
    Responsibilities of the Chair of the Nominating and Corporate Governance Committee:

    (a)
    the Chair will provide leadership to the Nominating and Corporate Governance Committee in discharging its mandate as set out in the written charter of the

          Nominating and Corporate Governance Committee (the "NCGC Charter"), including by:

          (i)
          promoting a thorough understanding by members of the Nominating and Corporate Governance Committee and the Corporation's officers of the duties and responsibilities of the Nominating and Corporate Governance Committee;

          (ii)
          promoting cohesiveness among members of the Nominating and Corporate Governance Committee; and

          (iii)
          acting as the liaison between the Nominating and Corporate Governance Committee, the Board of Directors and the Corporation's officers, promoting open and constructive discussions between members of the Nominating and Corporate Governance Committee and each of these parties;

      (b)
      in connection with meetings of the Nominating and Corporate Governance Committee, the Chair shall be responsible for:

        (i)
        taking the principal initiative in scheduling meetings of the Nominating and Corporate Governance Committee;

        (ii)
        organizing and presenting the agenda for Nominating and Corporate Governance Committee meetings such that all of the responsibilities assigned to the Nominating and Corporate Governance Committee under the terms of the NCGC Charter are discharged on a timely and diligent basis and all members of the Nominating and Corporate Governance Committee have input into the agendas;

        (iii)
        monitoring the adequacy of materials provided to the Nominating and Corporate Governance Committee by the Corporation's officers in connection with the Nominating and Corporate Governance Committee's deliberations, and ensuring that members of the Committee have sufficient time to review the materials provided to them and to fully discuss the business that comes before the Nominating and Corporate Governance Committee during deliberations;

        (iv)
        recommending procedures to enhance the work of the Nominating and Corporate Governance Committee;

        (v)
        ensuring that the members of the Nominating and Corporate Governance Committee have adequate opportunities to meet without the Corporation's officers present; and

        (vi)
        presiding over meetings of the Nominating and Corporate Governance Committee, including in camera meetings;

      (c)
      the Chair shall report to the Board of Directors on the activities of the Nominating and Corporate Governance Committee as contemplated in the NCGC Charter;

      (d)
      on an annual basis, the Chair shall lead the Nominating and Corporate Governance Committee members and facilitate the annual performance review and evaluation of the Nominating and Corporate Governance Committee and its members in accordance with the NCGC Charter, including an assessment of the adequacy of the NCGC Charter;

      (e)
      the Chair shall promote the proper flow of information to the Nominating and Corporate Governance Committee to keep the Nominating and Corporate Governance Committee fully apprised of all matters that are material to the Corporation at all times, including coordinating with the Chief Executive Officer of the Corporation to ensure that information requested by any member of the Nominating and Corporate Governance Committee is provided and meets the needs of that Nominating and Corporate Governance Committee member; and

      (f)
      the Chair shall perform such other functions as may be ancillary to the duties and responsibilities described above and as may be delegated to the Chair by the Nominating and Corporate Governance Committee or the Board of Directors from time to time.

    IV.
    Responsibilities of the Chair of the Compensation Committee:

    (a)
    the Chair will provide leadership to the Compensation Committee in discharging its mandate as set out in the written charter of the Compensation Committee (the "CC Charter"), including by:

      (i)
      promoting a thorough understanding by members of the Compensation Committee and senior management of the Corporation of the duties and responsibilities of the Compensation Committee;

      (ii)
      promoting cohesiveness among members of the Compensation Committee;

      (iii)
      acting as the liaison between the Compensation Committee, the Board of Directors and the Corporation's senior management, promoting open and constructive discussions between members of the Compensation Committee and each of these parties;

    (b)
    in connection with meetings of the Compensation Committee, the Chair shall be responsible for:

      (i)
      taking the principal initiative in scheduling meetings of the Compensation Committee;

      (ii)
      organizing and presenting the agenda for Compensation Committee meetings such that all of the responsibilities assigned to the Committee under the terms of the CC Charter are discharged on a timely and diligent basis and all members of the Compensation Committee have input into the agendas;

      (iii)
      monitoring the adequacy of materials provided to the Compensation Committee by senior management or other sources in connection with the Compensation Committee's deliberations, and ensuring that members of the Compensation Committee have sufficient time to review the materials provided to them and to fully discuss the business that comes before the Compensation Committee during deliberations;

          (iv)
          recommending procedures to enhance the work of the Compensation Committee;

          (v)
          ensuring that the members of the Compensation Committee have adequate opportunities to meet without senior management present; and

          (vi)
          presiding over meetings of the Compensation Committee, including in camera meetings;

      (c)
      the Chair shall report to the Board of Directors on the activities of the Compensation Committee as contemplated in the CC Charter;

      (d)
      on an annual basis, the Chair shall lead the Compensation Committee members and facilitate the annual performance review and evaluation of the Compensation Committee and its members in accordance with the CC Charter, including an assessment of the adequacy of the CC Charter;

      (e)
      the Chair shall promote the proper flow of information to the Compensation Committee to keep the Compensation Committee fully apprised of all matters that are material to the Corporation at all times, including coordinating with the Chief Executive Officer of the Corporation to ensure that information requested by any member of the Compensation Committee is provided and meets the needs of that Compensation Committee member; and

      (f)
      the Chair shall perform such other functions as may be ancillary to the duties and responsibilities described above and as may be delegated to the Chair by the Compensation Committee or the Board of Directors from time to time.

    V.
    Responsibilities of the Chief Executive Officer of the Corporation:

    (a)
    the Chief Executive Officer of the Corporation shall be responsible for providing strategic leadership and vision to the Corporation by working with the Board of Directors and senior management to establish, implement and oversee strategies, plans and policies of the Corporation, subject to the direction and oversight of the Board of Directors, and shall have responsibility for the day-to-day operation of the business of the Corporation in accordance with the Corporation's strategic plan and operating and capital expenditure budgets as previously approved by the Board of Directors;

    (b)
    specific responsibilities include:

      (i)
      to lead the strategic planning process for the Corporation and, together with senior management, to recommend to the Board of Directors goals for the Corporation's business and, when approved by the Board of Directors, to implement the corresponding strategic, operational and financial plans;

      (ii)
      to report to, and meet regularly and as required with, the Board of Directors and all formally appointed committees of the Board of Directors to review Board and committee issues and provide to the Board of Directors or the relevant committee all information and access to management necessary to permit the Board of Directors or the relevant committee to fulfill its statutory and other legal obligations on a timely basis;

          (iii)
          together with senior management, to direct and monitor the activities of the Corporation to achieve agreed-upon targets;

          (iv)
          together with senior management, to develop and implement risk management, monitoring and mitigation to safeguard the assets of the Corporation;

          (v)
          together with senior management, to oversee operation of the Corporation's projects to align with the achievement of the Corporation's strategic goals, and develop and implement operations policies to guide the Corporation;

          (vi)
          to develop and recommend top level organizational structure and staffing to the Board of Directors and to manage the implementation of the Board of Directors' decisions in this regard;

          (vii)
          together with the Chief Financial Officer, to oversee the development of policies regarding the Corporation's public disclosures, and to manage and oversee the Corporation's communications with stakeholders (including the Corporation's Shareholders and lenders), the investment community, media, governments and their agencies, employees and the general public;

          (viii)
          to develop and seek the Board of Directors' concurrence for plans for management development and succession in all key positions and then to implement such plans;

          (ix)
          to motivate, lead and mentor the senior management team, including working to attract and retain individuals with the requisite skills and experience;

          (x)
          together with the Chief Financial Officer, to establish, maintain and ensure the implementation of disclosure controls and procedures, internal controls over financial reporting and processes for the certification of the public disclosure documents required under applicable securities laws concerning such reporting and disclosure;

          (xi)
          to review the financial reporting and public disclosure of the Corporation, to satisfy himself or herself concerning the processes followed in their preparation and to provide the certifications required under applicable securities laws concerning such reporting and disclosure;

          (xii)
          to encourage and promote a culture of ethical business conduct;

          (xiii)
          to perform other duties as are regularly and customarily performed by a chief executive officer of a reporting issuer; and

          (xiv)
          to assume such other appropriate responsibilities as are delegated to him or her by the Board of Directors;

      (c)
      the Chief Executive Officer will ensure the delivery of information to Directors on a timely basis to keep the Directors fully apprised of all matters that are material to Directors at all times; and

      (d)
      the Chief Executive Officer will coordinate with the Chair of the Board of Directors to ensure that information requested by any Director or Board committee member is provided and meets the needs of the member who made the request.

Orientation and Continuing Education

              The Corporation, working with the Directors will provide orientation opportunities for new Directors to familiarize them with the role of the Board of Directors, its committees, and its Directors, as well as the Corporation and its business. All new Directors will participate in an orientation program soon after the date on which a new Director first joins the Board of Directors. To date, all of the Directors have visited power projects of the Corporation to obtain an understanding of the operations of the Corporation. In addition to operational orientation, management has scheduled periodic presentations for the Board of Directors to ensure they are aware of major business trends and industry practices as and when required.

Ethical Business Conduct

              The Board of Directors has adopted a written code of business conduct and ethics for the Corporation (the "Corporate Code"), which sets out basic principles to guide all Directors, officers and employees of the Corporation and its subsidiaries, and a written code of business conduct and ethics for the Chief Executive Officer and senior financial officers (the "Officer Code" and, together with the Corporate Code, the "Codes"), which sets out basic principles to guide the Chief Executive Officer and the senior financial officers of the Corporation.

              The issues the Corporate Code addresses include, among other things, the following:

    (a)
    compliance with laws, rules and regulations;

    (b)
    conflicts of interest;

    (c)
    confidentiality;

    (d)
    corporate opportunities;

    (e)
    protection and proper use of Atlantic Power Entity (as defined in the Corporate Code) assets;

    (f)
    competition and fair dealing;

    (g)
    gifts and entertainment; and

    (h)
    reporting of any illegal or unethical behaviour.

              The issues the Officer Code addresses include, among other things, the following:

    (i)
    conflicts of interest;

    (j)
    full, fair, accurate, timely and understandable disclosure in reports and documents;

    (k)
    compliance with laws, rules and accounting standards;

    (l)
    reporting of violations of law or the Officer Code;

    (m)
    confidentiality;

    (n)
    sharing and maintenance of knowledge and skills; and

    (o)
    promotion of ethical behavior.

              To ensure the Directors exercise independent judgment in considering transactions, agreements or decisions in respect of which a Director or officer has declared a material personal interest (in accordance with relevant corporate law requirements), the Board of Directors follows a practice whereby any such individual must not cast a vote on any such matter.

              The senior officers of the Corporation and the Chair of the Audit Committee are responsible for monitoring compliance with the Corporate Code and the Officer Code, respectively, and are required to report to the Board of Directors or the Audit Committee, respectively, on any issues that have arisen under the applicable Code. Any waivers from the requirements in the Codes that are to be granted for the benefit of the Directors, managers or executive officers of the Corporation are to be granted by the Directors only (or a committee of the Board of Directors to whom that authority has been delegated) and will be promptly disclosed as required by law or stock exchange regulation.

              At least annually, the Board of Directors reviews the adequacy of the Codes.

              The Codes are available on the Corporation's website at www.atlanticpower.com under "ABOUT US — Code of Conduct" and under the Corporation's profile on the System of Electronic Document Analysis and Retrieval ("SEDAR") at www.sedar.com. Information contained on the Corporation's website or that can be accessed through the Corporation's website is not incorporated into and does not constitute a part of this Information Circular and Proxy Statement. The Corporation has included its website address only as an inactive textual reference and does not intend it to be an active link to its website.

              The Corporation's Whistleblower Policy is administered by the Chair of the Audit Committee. Any person may confidentially report complaints or concerns directly to the Chair of the Audit Committee. Confidentiality of complaints or concerns received by the Chair of the Audit Committee will be maintained to the fullest extent possible, consistent with the need to conduct an appropriate review.

Audit Committee

              The Corporation has established an Audit Committee consisting of Messrs. Gerstein, Hartwick, McNeil and Duncan and Ms. Ladhani, each of whom is an independent Director under the NYSE corporate governance rules. The Chair of the Audit Committee is Holli C. Ladhani. The Board of Directors has determined that Ms. Ladhani qualifies as an "audit committee financial expert" as the term is defined in the rules of the SEC. The committee's primary purposes are to, among other things: (i) assist the Board of Directors in its oversight and supervision of the integrity of the accounting and financial reporting practices and procedures, the implementation and adequacy of the internal accounting controls and procedures and the compliance with legal and regulatory requirements in respect of financial disclosure; (ii) assess and monitor the strategic, operating, reporting and compliance risks of the business; and (iii) supervise the qualification, independence and performance of independents accountants of the Corporation.

              The Audit Committee met 5 times during 2013.

 Nominating and Corporate Governance Committee

              The Corporation has established a Nominating and Corporate Governance Committee consisting of Messrs. Gerstein, Hartwick, McNeil and Duncan and Ms. Ladhani, each of whom is an independent Director under the NYSE corporate governance rules and National Policy 58-201 — Corporate Governance Guidelines. The Chair of the Nominating and Corporate Governance Committee is Irving R. Gerstein. The committee's primary purposes are to, among other things: (i) screen and identify individuals who are qualified to become members of the Board of Directors; (ii) recommend to the Board, director nominees to be presented for Shareholder approval at the annual meetings of the Shareholders of the Corporation; (iii) recommend to the Board of Directors nominees to fill vacancies on the Board of Directors or as otherwise required outside of the annual meetings of Shareholders of the Corporation; (iv) select, or recommend to the Board of Directors, the Directors to comprise the committees of the Board of Directors; (v) implement a process for examining the size of the Board of Directors and to undertake, where appropriate, a program to establish a Board size which facilitates effective decision-making; (vi) establish procedures for the nomination of Directors and executive officers of the Corporation generally; (vii) establish and administer an annual assessment process relating to the performance of the Board of Directors as a whole, the committees of the Board of Directors and individual Directors; (viii) review with the Board of Directors from time to time the appropriate skills and characteristics required of Directors in the context of the current make-up of the Board of Directors, including issues of diversity, age, skills relating to the Corporation's businesses and professional background; (ix) recommend to the Board of Directors procedures for the conduct of Board meetings and the proper discharge of the Board of Directors' mandate as set out in the mandate of the Board of Directors; (x) monitor the relationship between the officers and the Board of Directors with a view to ensuring that the Board of Directors is able to function independently of officers; (xi) develop the Corporation's approach to governance, including the development of a set of governance principles and guidelines that are specifically applicable to the Corporation; (xii) perform a leadership role in shaping the Corporation's corporate governance practices and provide oversight with respect to its corporate governance conduct; and (xiii) perform such other functions as the Board of Directors may from time to time request.

              In identifying, evaluating, and recommending suitable Director candidates, the Nominating and Corporate Governance Committee may take into account a number of factors, such as the appropriate skills and characteristics required of Directors in the context of the current make-up of the Board of Directors, including issues of diversity, skills relating to the Corporation's businesses and professional background and existing commitments to outside boards. Pursuant to its charter, the Nominating and Corporate Governance Committee, in considering the extent to which the membership of a candidate on the Board of Directors would promote diversity among the Directors, may take into account various factors and perspectives, including differences of viewpoint, professional experience, education, skill and other individual qualities and attributes as well as race, gender and national origin. It is the Corporation's practice to retain an outside recruiting firm to identify a wide range of candidates for review and consideration and to assist in the evaluation process. The Nominating and Corporate Governance Committee has not formally adopted any specific, minimum qualifications that must be met by each candidate for the Board of Directors, nor are there specific qualities or skills that are necessary for one or more of the members of the Board of Directors to possess. The Nominating and Corporate Governance Committee believes that candidates and nominees must reflect a Board of Directors that is comprised of Directors who have competencies, skills and personal qualities required of Board members in light of relevant factors, including: (1) the objective of adding value to the Corporation in light of the opportunities and risks facing the Corporation and the Corporation's proposed strategies; (2) the need to ensure that a majority of the Board of Directors is comprised of individuals who meet the independence requirements of the applicable securities legislation and stock exchanges or other guidelines, including the Corporation's categorical standards for Director independence; and (3) the policies of the Board of Directors with respect to board member tenure, retirement and succession and Board member commitments.

              It is the policy of the Nominating and Corporate Governance Committee to review and consider any director nominees who have been recommended by Shareholders in the same manner as described above. All Shareholder recommendations for director nominees must be submitted to the Corporate Secretary at Atlantic Power Corporation, One Federal Street, 30th Floor, Boston, Massachusetts 02110.

              The Nominating and Corporate Governance Committee met 3 times during 2013.

Compensation Committee

              The Corporation has established a Compensation Committee consisting of Messrs. Gerstein, Hartwick, McNeil and Duncan and Ms. Ladhani, each of whom is an independent Director under the NYSE corporate governance rules and National Policy 58-201 — Corporate Governance Guidelines. The Chair of the Compensation Committee is Kenneth M. Hartwick. The committee's primary purposes include: (i) discharging the responsibilities of the Board of Directors relating to compensation of the Chief Executive Officer and other officers; (ii) evaluating the Corporation's compensation plans, policies and programs, taking into account factors it deems appropriate from time to time, including those that are of strategic significance to the Corporation, the degree of risk to the Corporation and its business those plans and policies may imply, and the results of non-binding Shareholder votes with respect to such matters; and (iii) reviewing and discussing with the Corporation's officers the Statement of Executive Compensation, including the Compensation Discussion and Analysis ("CD&A"), to be included in the Corporation's annual information circular and proxy statement and determining whether to recommend to the Board of Directors that the CD&A be included in the information circular and proxy statement. The Compensation Committee may form and delegate its authority to subcommittees consisting of one or more members of the Committee when appropriate. The Compensation Committee did not delegate any of its authority in 2013.

              Mr. Welch was involved in making recommendations to the Compensation Committee regarding compensation for Mr. Ronan, Mr. Rapisarda and Mr. Hall.

              The Compensation Committee periodically utilizes the services of Hugessen Consulting Inc. ("Hugessen"), an independent compensation consultant, to assist it in reviewing its compensation program. The Compensation Committee reviewed and considered the information and advice provided by Hugessen, among other factors, in making its executive compensation recommendations.

              In April 2013, Hugessen advised the Compensation Committee in regards to the long-term incentive awards granted in respect of the 2012 performance year and in regards to the Corporation's recoupment policy. In February 2014, Hugessen also advised the Compensation Committee in regards to the short-term and long-term incentive awards. Hugessen does not provide any services to the Corporation other than those provided to the Compensation Committee.

              The Compensation Committee met 8 times during 2013.

Other Board Committees

              The Board of Directors has no other standing committees other than those described above.

Assessments

              The charter of the Nominating and Corporate Governance Committee includes establishing and administering an annual assessment process relating to the performance of the Board of Directors as a whole, the committees of the Board of Directors and individual Directors, including the size and composition of the Board of Directors.

 Committee Charters and Corporate Governance Guidelines

              Each of the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee operates pursuant to its respective charter, a copy of which is available on the Corporation's website at www.atlanticpower.com under "ABOUT US — Leadership — Board Committees." A copy of the Corporate Governance Guidelines is available on the Corporation's website at www.atlanticpower.com under "ABOUT US — Corporate Governance Guidelines." Information contained on the Corporation's website or that can be accessed through the Corporation's website is not incorporated into and does not constitute a part of this Information Circular and Proxy Statement. The Corporation has included its website address only as an inactive textual reference and does not intend it to be an active link to its website.

Communications with the Board of Directors

              Shareholders and other interested parties who wish to communicate with the Chair of the Board of Directors or independent Directors as a group, may do so by writing to them at Name(s) of Director(s)/Independent Directors of Atlantic Power Corporation, c/o Corporate Secretary, Atlantic Power Corporation, One Federal Street, 30th Floor, Boston, Massachusetts 02110.

MATTER 2: APPOINTMENT OF AUDITORS

              The Audit Committee recommends to the Shareholders that KPMG LLP be appointed as the independent auditor of the Corporation, to hold office until the next annual meeting of the Shareholders or until their successor is appointed, and that the Directors be authorized to fix the remuneration of the auditors.

              It is anticipated that a representative of KPMG LLP will attend the Meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Vote Required

              The affirmative vote of a majority of the votes cast at the Meeting is required to appoint KPMG LLP as auditors of the Corporation and to authorize the Board of Directors to fix their remuneration. The persons named in the accompanying Form of Proxy will vote such proxy in accordance with the instructions contained therein. Unless contrary instructions are specified, if the accompanying Form of Proxy is executed and returned (and not revoked) prior to the Meeting, the Common Shares represented by the Form of Proxy will be voted in favour of a resolution to appoint KPMG LLP as auditors of the Corporation and authorize the Corporation's Board of Directors to fix their remuneration. In addition, U.S. brokers will have discretionary authority to vote uninstructed shares with respect to the appointment of auditors.

 External Auditor Fees

              Aggregate fees for professional services rendered by KPMG LLP for the years ended December 31, 2013 and 2012 were as follows:

Fees	2013	2012
Audit Fees	$1,375,000	$1,415,000
Audit-Related Fees	—	672,000	(1)
Tax Fees	492,000	666,000
All Other Fees	—	35,000

Total Fees	$1,867,000	$2,788,000

(1)
Audit-related fees for the year ended December 31, 2012 were for assurance and related services primarily attributable to the issuance of a comfort letter and consents in connection with securities offerings made pursuant to registration statements filed with the SEC under the Securities Act of 1933, as amended (the "Securities Act"), and a proxy statement.

              The Audit Committee pre-approves all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to the Corporation by KPMG LLP; however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Corporation if the "de minimis" provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. There were no services provided under the "de minimis" provisions in 2013. The authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

The Audit Committee recommends a vote FOR the appointment of KPMG LLP as the auditors of the Corporation and the authorization of the Corporation's Board of Directors to fix such auditor's remuneration.

 AUDIT COMMITTEE REPORT

              The members of the Audit Committee of the Board of Directors of the Corporation submit this report in connection with the Audit Committee's review of the financial reports for the year ended December 31, 2013 as follows:

(1)
The Audit Committee has reviewed and discussed with management the audited financial statements for the Corporation for the year ended December 31, 2013.

(2)
The Audit Committee has discussed with representatives of KPMG LLP the matters required to be discussed by the statement on Auditing Standards No. 61 or any successor thereto, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

(3)
The Audit Committee has received the written disclosures and the letter from the independent accountant required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant's independence.

              Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the SEC.

              Submitted by the Audit Committee:

    Holli C. Ladhani, Chair
    Irving R. Gerstein
    John A. McNeil
    R. Foster Duncan
    Kenneth M. Hartwick

Financial Statements

              The Annual Report, the financial statements of the Corporation as of and for the year ended December 31, 2013 and the auditors' report thereon and this Information Circular and Proxy Statement will be placed before the Shareholders at the Meeting. No formal action will be taken at the Meeting to approve the financial statements. If any Shareholder has questions regarding such financial statements, such questions may be brought forward at the Meeting.

MATTER 3: SPECIAL BUSINESS — NON-BINDING ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

              We have designed our compensation programs to keep management and Shareholders in alignment as to long-term goals as well as to attract, retain and focus our team on delivering value to Shareholders. As more fully discussed in the Compensation Discussion and Analysis beginning on page 33:

  –
  Project Adjusted EBITDA increased from $227.6 million in 2012 to $270.5 million in 2013, which was above the midpoint of the Corporation's guidance range of $250 to $275 million.

  –
  Cash Available for Distribution, including discontinued operations, was $108.8 million in 2013, above the upper end of the Corporation's guidance range of $85 to $100 million.

  –
  Some other performance metrics used for the Corporation's short-term incentive plan and/or long-term incentive plan were not at target levels, as more fully discussed in the Compensation Discussion and Analysis beginning on page 33. In taking all of these factors into account, as well as the year's total shareholder return performance, our Compensation Committee exercised its discretion when determining 2013 short-term and long-term incentive awards for the Corporation's named executive officers to reduce amounts compared to what otherwise would have been paid.

  –
  Our share ownership policy effectively promotes meaningful share ownership by our named executive officers and further aligns their interests with those of our Shareholders.

  –
  Our executive employment agreements provide for clawback of incentive compensation.

  –
  We provide no special or supplemental pension, retirement or health benefits for our executive officers.

  –
  None of our executive employment agreements or compensation programs provide for excise tax or other gross-ups.

  –
  We do not provide any material perquisites to our named executive officers.

              Project Adjusted EBITDA and Cash Available for Distribution are not measures recognized under generally accepted accounting principles in the United States ("GAAP") and do not have standardized meanings prescribed by GAAP, and are therefore unlikely to be comparable to similar measures presented by other companies. Reconciliations of project income/(loss) (a GAAP measure) to Project Adjusted EBITDA and cash flows from operating activities (a GAAP measure) to Cash Available for Distribution are included on page 72 and page 76, respectively, of the Corporation's Annual Report on Form 10-K for the year ended December 31, 2013 filed with the SEC on February 28, 2014.

              We urge you to read the Compensation Discussion and Analysis, as well as the Summary Compensation Table and related compensation tables and accompanying narrative, which provide detailed information on our compensation philosophy, policies and practices and the compensation of our named executive officers.

              As required by Section 14A of the Exchange Act, the Corporation is seeking an advisory (non-binding) vote on the compensation paid to the Corporation's named executive officers, as disclosed in this Information Circular and Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion & Analysis, compensation tables and narrative discussion. As previously disclosed by the Corporation, the Board of Directors has determined that it will hold an advisory vote on executive compensation on an annual basis, and the next such advisory vote will occur at the 2015 Annual Meeting of Shareholders.

              This vote, commonly known as a Say-on-Pay proposal, gives Shareholders the opportunity to express their views on the compensation of the Corporation's named executive officers. This vote is not intended to address any specific item of compensation, but the overall compensation of the named executive officers and the principles, policies and practices described in this Information Circular and Proxy Statement. As this is an advisory vote, the result will not be binding on the Corporation, the Board of Directors or the Compensation Committee. However, the Board of Directors and the Compensation Committee value the opinions of Shareholders and intend to take into account the results of the vote when considering future compensation decisions for the named executive officers.

Vote Required

              Approval of the resolution approving, on a non-binding advisory basis, the compensation of the Corporation's named executive officers requires the affirmative vote of a majority of the votes cast at the Meeting. The persons named in the accompanying Form of Proxy will vote such proxy in accordance with the instructions contained therein. Unless contrary instructions are specified, if the accompanying Form of Proxy is executed and returned (and not revoked) prior to the Meeting, the Common Shares represented by the Form of Proxy will be voted in favour of a resolution to approve, on a non-binding advisory basis, the compensation of the Corporation's named executive officers. The Board of Directors recommends that Shareholders vote in favour of the following resolution:

              RESOLVED, that the Corporation's Shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Corporation's Information Circular and Proxy Statement for the 2014 Annual Meeting of Shareholders pursuant to the executive compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure.

              The Board of Directors, upon recommendation of the Compensation Committee, recommends a vote FOR approval, on a non-binding advisory basis, of the compensation paid to our named executive officers, as disclosed in this Information Circular and Proxy Statement.

 MATTER 4: SPECIAL BUSINESS — APPROVAL OF AMENDMENT NO. 1 TO THE LTIP

              At the Meeting, Shareholders will be asked to consider and, if it is deemed advisable, pass the LTIP Resolution, authorizing Amendment No. 1 to the LTIP, solely to increase the aggregate number of Common Shares that may be issued under the LTIP upon the redemption of notional shares. No other changes will be made to the LTIP as a result of the LTIP Resolution. The full text of the LTIP Resolution appears in Schedule "B" of this Information Circular and Proxy Statement.

              As of April 30, 2014, the total number of notional units currently outstanding under LTIP awards is 2,193,933. The Compensation Committee has historically redeemed one-third of an award in cash, which is deposited into employees' applicable payroll tax withholding accounts and two-thirds of an award in Common Shares in order to promote stock ownership by employees, including executive officers. As a result, if the Corporation followed its historic redemption process and all notional units granted and currently outstanding under the LTIP were to vest, 1,462,476 Common Shares would be issued to participants (not including any dividend equivalent notional units (as defined below) which may accrue on such awards between now and the date of actual vesting). Out of the original 1,000,000 Common Shares approved for issuance under the current LTIP, to date, 436,356 Common Shares have been issued to participants in settlement of notional units, leaving only 563,644 Common Shares remaining to satisfy currently outstanding awards. (These numbers differ from those set forth in table headed "Securities Authorized for Issuance under Equity Compensation Plans" below primarily as a result of the SEC's disclosure requirements for such table, including a different measurement date.)

              Accordingly, unless the number of Common Shares available for issuance under the LTIP is increased, the Corporation will be required either to redeem notional shares 100% in cash (which it is permitted to do within its discretion under the LTIP), with respect to a portion of the currently outstanding notional units, or stop making grants under the LTIP. The Compensation Committee considers the LTIP to be an integral part of its overall compensation program, incentivizing employees to achieve strategic, financial and operational objectives and aligning the interests of employees directly with those of the Shareholders. In addition, a greater number of employees are now eligible to receive awards under the LTIP.

              Given the important role the LTIP plays in the compensation of eligible employees, including executive officers of the Corporation, the Shareholders are being asked to approve an increase in the maximum number of Common Shares available for issuance under the LTIP to a total of 3,000,000, thereby adding an additional 2,000,000 Common Shares. If the LTIP Resolution is approved by the Shareholders at the Meeting, a total of 2,563,644 Common Shares may be issued under the LTIP in satisfaction of currently outstanding awards (and any dividend equivalent notional units that may accrue) and pursuant to awards granted in the future. This number represents approximately 2% of Common Shares issued and outstanding as at the date hereof.

Key Terms of the Fifth Amended and Restated Long-Term Incentive Plan

              The following is a summary of the key terms of the Corporation's Fifth Amended and Restated LTIP, subject in its entirety to the terms of the LTIP itself.

              The executive officers and other employees of the Corporation are eligible to participate in the LTIP as determined by the Compensation Committee, in the case of the executive officers, and the Chief Executive Officer, in the case of the non-officer participants. Approximately 100 employees of the Corporation out of 311 total are eligible to participate in the LTIP. The purpose of the LTIP is to align the interests of employees with the long-term interests of the Shareholders by providing an opportunity to increase their share ownership over time and to assist in attracting, retaining and motivating key employees of the Corporation by making a significant portion of their incentive compensation directly dependent upon the achievement of strategic, financial and operational objectives critical to growing the Corporation and increasing its long-term value.

              The LTIP generally provides the Compensation Committee, as plan administrator, with the discretion to determine the extent to which executive officers and non-officer participants will receive awards under the plan, set the terms of the awards made pursuant to the plan (including the grant date), and to make exceptions in circumstances that it determines to be exceptional.

              Unless otherwise determined by the Compensation Committee, for the Corporation's executive officers, for each performance period, the Board of Directors establishes LTIP award amounts that each executive officer participant earned under the LTIP based upon the Corporation's performance against specified criteria, subject to Compensation Committee discretion. If certain levels of target performance are achieved, the executive officers become eligible to receive a grant of a number of notional shares (including fractional notional shares) to be calculated by dividing an incentive amount by the market price per Common Share (as defined below) at the time of the grant of the award.

              Unless otherwise determined by the Compensation Committee, awards for the Corporation's executive officers are based upon a combined measure of Project Adjusted EBITDA per Common Share, Free Cash Flow, Growth Cash Flow and relative TSR, each as defined in the LTIP. Up to 25% of the award may be earned in respect of each performance measure, subject to the Compensation Committee's exercise of discretion to take into account such other factors as it may deem appropriate.

              For non-officer participants in the LTIP, at the beginning of each fiscal year, the Compensation Committee, based on the recommendation of the Chief Executive Officer, establishes a pool for LTIP awards for non-officers for that fiscal year. The size of the pool will be adjusted by a multiplier based on the Corporation's actual Net Project Cash Flow and Growth Cash Flow for the year versus the year's budget Net Project Cash Flow and Growth Cash Flow for the applicable year, each as defined in the LTIP. In determining the multiplier, the Compensation Committee also has discretion to adjust the multiplier based the Corporation's TSR for the year. After applying the multiplier to the non-officer LTIP pool, the Corporation's Chief Executive Officer, in consultation with the Corporation's other executive officers, allocates the non-officer LTIP awards to individual non-officer participants based on their performance for the year. Awards to non-officer participants are converted into a number of notional shares (including fractional notional shares) by dividing the LTIP award amount by the market price per Common Share at the time of the grant of the award.

              Unless otherwise determined by the Compensation Committee, awards to participants in the LTIP are made annually based on the performance over the applicable fiscal year and vest as to one third over each of the three years following the year of the award.

              On the applicable vesting date for notional shares held in a participant's notional share account, the Corporation generally redeems such vested notional shares as follows: (i) one third by lump sum cash payment (generally intended to be withheld toward payment of taxes that will be owed due to the vesting), and (ii) the remaining two thirds by issuance of Common Shares. Notwithstanding the foregoing, the Compensation Committee may redeem 100% of a participant's notional shares by lump sum cash payment. In addition, an executive officer may elect to redeem such notional shares for 100% Common Shares upon prior written notice of such election. All issuances of Common Shares on redemption of notional shares under the LTIP are subject to compliance with applicable securities laws.

              The market price per Common Share is defined in the LTIP as the weighted average closing price of a Common Share on the Toronto Stock Exchange for the five days immediately preceding the applicable day. Notional shares are meant to track the investment performance of Common Shares, including market prices and distributions. Any notional shares granted to a participant in respect of a performance period will be credited to a notional share account for each participant on the determination date for such performance period. Each notional share is entitled to receive distributions equal to the distributions on a Common Share, to be credited in the form of additional notional shares immediately following any distribution on the Common Shares. A participant may not assign or transfer any right or interest in notional shares.

              All unvested notional shares are forfeited by a participant on the date he or she ceases to be employed by the Corporation or its subsidiaries, except in the case of death, termination without cause, disability, retirement or change of control (in certain circumstances, as described below). If the employment of a participant is terminated prior to the applicable vesting date in connection with the death of a participant, following a change of control (in the case of a change of control, where termination is by the participant for good reason or by the Corporation without cause) or by the Corporation without cause, all notional shares credited to the participant's notional share account will vest or be deemed to have vested effective the date immediately prior to the date of such termination of the participant's employment. If the employment of a participant is terminated due to the disability or retirement of the participant prior to the applicable vesting date, all notional shares credited to the participant's notional share account will vest on the vesting date as if the participant continued to be actively employed until the applicable vesting date. Notwithstanding the foregoing, if a participant in the LTIP has entered into an employment agreement with the Corporation or any of its subsidiaries, the vesting of notional shares shall be governed by the vesting provisions of such employment agreement.

              Under the LTIP, the Compensation Committee has the authority to (i) adopt rules and regulations for implementing the LTIP; (ii) determine when notional shares will be granted to eligible persons, the vesting period for each grant of notional shares and whether any adjustment(s) (performance-related or otherwise) will apply prior to vesting of any notional shares granted; (iii) adjust the size of any previously-approved pool for awards available for allocation among LTIP participants who are not officers and the membership of such non-officer group; (iv) interpret and construe the provisions of the LTIP; (v) alter or adjust any provision that is expressly provided in the LTIP in circumstances so as to operate the LTIP as objectively as possible; (vi) subject to regulatory requirements, make exceptions to the LTIP in circumstances which they determine to be exceptional; (vii) impose certain conditions at the date of grant for any notional shares, which would have to be met for an LTIP participant to be entitled to redeem notional shares granted; and (viii) make amendments to the LTIP in accordance with the amendment provisions contained therein.

              The LTIP may be amended by the Board of Directors at any time without the approval of the Corporation's security holders unless the amendment involves any increase in the number of Common Shares reserved for issuance under the LTIP, any reduction in the pricing of notional shares issuable under the LTIP or cancellation and reissue of entitlements under the LTIP, any amendment that extends the term of a grant beyond the period contemplated in the LTIP, amendments to the eligible persons under the LTIP that may permit the introduction of non-employee directors on a discretionary basis, an amendment which would permit notional shares granted under the LTIP to be transferable or assignable other than for normal estate settlement purposes, or an amendment to the plan amendment provisions. The Corporation's Fifth Amended and Restated LTIP was approved by the Compensation Committee in accordance with the above described amendment provision.

              Except with the approval of shareholders, no notional shares may be granted where such grant could result, at any time, in: (a) the number of Common Shares reserved for issuance to participants pursuant to the redemption of notional shares together with any other common share compensation arrangement exceeding 10% of Common Shares then issued and outstanding; (b) the number of Common Shares issuable to insider participants, at any time under the LTIP pursuant to the redemption of notional shares and any other common share compensation arrangements, exceeding 10% of Common Shares then issued and outstanding; or (c) the number of Common Shares issued to insider participants, within any one-year period, under the LTIP pursuant to the redemption of notional shares and any other common share compensation arrangements, exceeding 10% of Common Shares then issued and outstanding.

              The aggregate number of Common Shares that may be issued under the LTIP upon the redemption of notional shares is 1,000,000 Common Shares, which represents 0.8% of the issued and outstanding Common Shares as of April 28, 2014, subject to increase or decrease by reason of amalgamation, rights offerings, reclassifications, consolidations or subdivisions, or as may otherwise be permitted by applicable law and the Toronto Stock Exchange. The total number of Common Shares issued under the LTIP upon the redemption of notional shares granted under the LTIP is 436,356, which represents 0.4% of the issued and outstanding Common Shares as of April 28, 2014. The total number of Common Shares that remain issuable under the LTIP is 563,644, which represents 0.4% of the issued and outstanding Common Shares as of April 28, 2014.

              The only effect of the LTIP Resolution will be to increase the aggregate number of Common Shares that may be issued under the LTIP upon the redemption of notional shares. Because the grant of awards under the LTIP is within the discretion of the Compensation Committee, the Corporation cannot determine the dollar value or number of Common Shares that will in the future be received by or allocated to any participant in the LTIP. As of April 28, 2014, the closing price of a Common Share of the Corporation on the New York Stock Exchange was $3.22 and on the TSX was C$3.56.

Securities Authorized for Issuance under Equity Compensation Plans

              The following table provides information as of December 31, 2013 regarding the LTIP.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(1)
Equity compensation plans approved by security holders	511,325	—	212,353
Total	511,325	—	212,353

(1)
Number of securities to be issued upon exercise of outstanding awards and number of securities remaining available for future issuance reflects expected redemption of award one-third in cash and two-thirds in shares of our common stock.

Shareholder Approval

              In order for the resolution amending the LTIP to be effective, under Canadian law and the Articles, at least a majority of the votes cast by Shareholders present in person or represented by proxy at the Meeting must be voted in favour of the LTIP Resolution. All abstentions are counted as votes cast at the Meeting, but are not counted as votes for or against the matter.

              The persons named in the accompanying Form of Proxy will vote such proxy in accordance with the instructions contained therein. Unless contrary instructions are specified, if the accompanying Form of Proxy is executed and returned (and not revoked) prior to the Meeting, the Common Shares represented by the Form of Proxy will be voted in favour of the LTIP Resolution.

              The Board of Directors recommends a vote FOR approval of the LTIP Resolution, as disclosed in this Information Circular and Proxy Statement.

 TSX Approval

              The amendment to the LTIP is subject to the approval of the TSX. The TSX has conditionally approved the amendment to the LTIP and the listing of the Common Shares reserved for issuance under the LTIP, as amended, subject to the receipt of shareholder approval.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Introduction

              The following Compensation Discussion and Analysis ("CD&A") describes the Corporation's compensation policies and practices as they relate to our executive officers included in the Summary Compensation Table below (the "named executive officers"). The Corporation's named executive officers for 2013 were Barry E. Welch, our President and Chief Executive Officer; Terrence Ronan, our Executive Vice President — Chief Financial Officer; Paul H. Rapisarda, our Executive Vice President — Commercial Development; and Edward Hall, our Executive Vice President — Chief Operating Officer (effective April 2, 2013).

Corporate Performance — Achievements and Business Highlights

              In 2013, we:

  •
  Achieved an increase in Project Adjusted EBITDA from $227.6 million in 2012 to $270.5 million in 2013, which was above the midpoint of the Corporation's guidance range of $250 to $275 million;

  •
  Generated Cash Available for Distribution, including discontinued operations, of $108.8 million in 2013, above the upper end of the Corporation's guidance range of $85 to $100 million;

  •
  By year-end 2013, spent $10 million and committed to spend an additional $10 million in 2014 for organic growth investments in projects in the existing fleet that are expected to produce approximately $8 million greater run-rate cash flow by 2015;

  •
  Achieved superior operating performance of 95% availability fleet wide, which allowed the Corporation to capture substantially all capacity payments;

  •
  Achieved goal of accumulating approximately $150 million of excess cash;

  •
  Took actions to reduce administration costs and early-stage development budget by approximately $8 million, with benefits expected to be realized in 2014;

  •
  Executed amendment to the Corporation's senior secured credit facility on August 2, 2013;

  •
  Completed the sale of the Corporation's 17% interest in the Gregory project for net cash proceeds of $34.7 million on August 7, 2013;

  •
  Brought the Piedmont project to commercial operations in April 2013; and

  •
  Successfully integrated Ridgeline Energy to meet strategic goal of strengthening the organization's renewables development, construction and operations capabilities and consolidating the Corporation's project accounting function.

              Project Adjusted EBITDA and Cash Available for Distribution are not measures recognized under GAAP and do not have standardized meanings prescribed by GAAP, and are therefore unlikely to be comparable to similar measures presented by other companies. Reconciliations of project income/(loss)

(a GAAP measure) to Project Adjusted EBITDA and cash flows from operating activities (a GAAP measure) to Cash Available for Distribution are included on page 72 and page 76, respectively, of the Corporation's Annual Report on Form 10-K for the year ended December 31, 2013 filed with the SEC on February 28, 2014.

Executive Compensation Objectives

              The primary objective of our executive compensation program is to provide a competitive, performance-based plan that enables the Corporation to attract and retain key individuals. Compensation plays an important role in achieving short and long-term business objectives that ultimately drive business success in alignment with long-term Shareholder goals. The objectives of the Corporation's compensation program are to:

  •
  align the interests of the executive officers with Shareholders' interests and with the execution of the Corporation's business strategy;

  •
  attract and retain highly qualified executive officers with a history of proven success;

  •
  motivate the right behaviors when providing shareholder value;

  •
  establish performance goals that, if met by the Corporation, are expected to improve long-term Shareholder value; and

  •
  tie compensation to performance with respect to those goals and provide meaningful rewards for achieving them.

              The Corporation's compensation program is designed to provide competitive rewards for services and incentive for its senior management team to implement both short-term and long-term strategies aimed at increasing Shareholder value and aligning the interests of senior management with those of the Shareholders, while minimizing incentives to engage in high-risk business strategies.

              The compensation program of the Corporation has been established in order to compete with remuneration practices of companies similar to the Corporation and those which represent potential competition for the Corporation's executive officers and other employees. In this respect, the Corporation identifies remuneration practices and remuneration levels of companies that are likely to compete for its employees. In designing the compensation program, the Board of Directors focuses on remaining competitive in the market with respect to total compensation for each of the named executive officers. However, the Board of Directors does review each element of compensation for market competitiveness and it may weigh a particular element more heavily based on the named executive officer's role.

              Our executive compensation program is administered by our independent Compensation Committee. Mr. Welch was involved in making recommendations to the Compensation Committee regarding compensation for Mr. Ronan, Mr. Rapisarda and Mr. Hall.

2013 Say-on-Pay Vote

              At the Corporation's Annual Meeting of Shareholders held on June 21, 2013, 70.99% of the votes cast on the Say-on-Pay proposal regarding the executive compensation of the Corporation's named executive officers identified in the Corporation's 2013 Information Circular and Proxy Statement voted in favour of the proposal. The Compensation Committee believes this strong affirmative vote affirms Shareholders' support of the Corporation's approach to executive compensation. The Compensation

Committee will continue to consider the outcome of the Corporation's annual "say-on-pay" votes when making future compensation decisions for named executive officers.

Elements of Executive Compensation

              The compensation of each named executive officer includes a base salary, cash bonus under the short-term incentive plan ("STIP") and eligibility for equity compensation awards under the long-term incentive plan ("LTIP"), as reflected in their respective employment agreements, all of which have been approved by the Compensation Committee and the Board of Directors.

Base salary

              The base salaries for the named executive officers for 2013 were based on a review by the Compensation Committee. This review was based on the level of responsibility, the experience level attained by the relevant named executive officer, competitive salaries for similar positions in the market, and his personal contribution to the Corporation's operating and financial performance with a goal of ensuring that the base salaries are appropriate and competitive.

              Barry E. Welch.    Since 2004, Mr. Welch has been the President and Chief Executive Officer of the Corporation (until December 31, 2009, through the Manager). Mr. Welch's salary was $700,000 for 2013 based on his critical role in achieving the Corporation's goals and objectives. The Compensation Committee determined that there would be no change in Mr. Welch's salary for 2014.

              Terrence Ronan.    On August 20, 2012, Terrence Ronan became the Corporation's Executive Vice President — Chief Financial Officer and Corporate Secretary with an annual base salary of $375,000. The Compensation Committee determined that Mr. Ronan's salary would be increased to $400,000 for 2014 based on a review of peer company data as well as Mr. Ronan's accomplishments.

              Paul H. Rapisarda.    Beginning in 2011, Mr. Rapisarda became the Corporation's Executive Vice President — Commercial Development. Mr. Rapisarda's salary was increased to $425,000 for 2013. The Compensation Committee determined that there would be no change in Mr. Rapisarda's salary for 2014.

              Edward C. Hall.    On April 2, 2013, Ned Hall became the Corporation's Executive Vice President — Chief Operating Officer with an annual base salary of $425,000. The Compensation Committee determined that there would be no change in Mr. Hall's salary for 2014.

Short-term incentive plan (non-equity incentive plan compensation)

              Beginning for performance year 2012 and beyond, the Compensation Committee developed and approved the Corporation's short-term incentive plan ("STIP") to determine the cash awards payable to Barry E. Welch, Terrence Ronan, Paul H. Rapisarda and Edward C. Hall. Payouts under the STIP are included in the column identified as "Non-equity incentive plan compensation" in the Summary Compensation Table on page 45. The Compensation Committee set target ranges for each named executive officer's cash award based on base salary. The same performance measures were chosen for all executives, but with individual weightings assigned to each measure. Under the STIP, the performance of these four named executive officers for the year ended December 31, 2013 was evaluated utilizing the following four performance metrics and weightings:

STIP Performance Metrics and Weightings
Measurement Category	Chief Executive Officer	Executive Vice President-Chief Operating Officer	Executive Vice President- Chief Financial Officer	Executive Vice President- Commercial Development
1. Performance of Existing Portfolio	20%	40%	30%	30%
a. Project Adjusted EBITDA(1) vs. guidance
b. Cash Flow from Projects(1) vs. Board approved budget
c. Approved commercial and operating goals
d. Environmental health and safety
2. Growth	30%	20%	20%	30%
a. Capital committed vs. goal
b. Building acquisition pipeline
c. Demonstrable synergies and integration
3. Financial and Risk Management	20%	20%	30%	20%
a. Effective capital raises
b. Broadening investor base
c. Approved risk management objectives
d. Expanded analyst coverage and strengthened credit rating
4. Discretionary	30%	20%	20%	20%
a. Leadership and strategic planning
b. Hiring, mentoring, development and succession planning
c. Commitment, energy level and creativity
d. Overall effectiveness individually and on senior officer team
Target ranges for STIP as percentages of base salaries	75-150%	50-100%	50-100%	50-100%

(1)
Project Adjusted EBITDA is defined for purposes of the STIP as earnings before interest, taxes, depreciation and amortization ("EBITDA") from consolidating and equity accounted projects, including Project Adjusted EBITDA from projects that, after January 1, 2013, have been classified as held for sale or as discontinued operations. The EBITDA from equity accounted projects represents the Corporation's ownership percentage in the projects. Cash Flow from Projects is defined as distributions and management fees received from projects.

    STIP Awards in respect of the 2013 Performance Year

              In February 2014, the Compensation Committee determined that the named executive officers were eligible for annual incentive awards under the pre-established performance criteria. The Compensation Committee made these awards in consultation with Hugessen Consulting based primarily on the achievements of the Corporation relating to the four measures above. In exercising its discretion under the STIP, the Compensation Committee also decided not to pay the full amounts allowable under the plan, considering the Corporation's 2013 share price performance. The table below shows the actual results for the pre-established performance measures.

Measurement Category	Actual Result	Weight	Final Score
Performance of Existing Portfolio	The Corporation had a strong year with regards to the operational performance of the plants with a Project Adjusted EBITDA of $270.5 million versus guidance of $250 — $275 million. Cash Flow from Projects was $225.5 million versus a target of $214.7 million. Almost all of the approved 2013 commercial and operating goals were met.	25%	21.75%
Growth	The Corporation originally envisioned investing cash available in the second half of 2013, which was later targeted for debt reduction. Instead, by year-end 2013, the Corporation spent $10 million and committed to spend an additional $10 million in 2014 for organic growth investments with a projected cash flow increase totaling approximately $8 million/year, below the Corporation's original expectations. With an internal focus on integration, the Corporation successfully completed the Ridgeline transition to Atlantic Power and reduced associated G&A.	25%	8.25%
Financial & Risk Management	There were no capital raises in 2013 and the Corporation was unable to broaden its investor base. All of the Corporation's risk management objectives were achieved and it was able to expand its analyst coverage although commentary on share performance deteriorated over the period.	25%	12.5%
Discretionary	The positive components of the discretionary portion of the STIP scoring were offset by the assessment of the Corporation's relative total shareholder return for 2013 and overall commitment to the team's focus on improving the balance sheet of the Corporation.	25%	(qualitative assessment per individual named executive officer)

              For the STIP award paid in 2014 based on the 2013 performance year, the decision was made not to make an award to Mr. Welch. This was done to maintain a strong compensation plan link between the Shareholders and the compensation of the CEO.

              For the STIP award paid in 2014 based on the 2013 performance year, Mr. Ronan's award was determined to be $170,000 based on the Compensation Committee's review of the components of the STIP, including the review of certain subjective factors. In particular, Mr. Ronan contributed to the Corporation's achievement of its goals described above in the areas of financial and risk management.

              For the STIP award paid in 2014 based on the 2013 performance year, Mr. Rapisarda's award was determined to be $190,000 based on the Compensation Committee's review of the components of the STIP, including the review of certain subjective factors. In particular, Mr. Rapisarda contributed to the Corporation's achievement of its goals described above in the area of growth.

              For the STIP award paid in 2014 based on the 2013 performance year, Mr. Hall's award was determined to be $160,000 based on the Compensation Committee's review of the components of the STIP, including the review of certain subjective factors, and prorated to take into account the date he joined the Corporation. In particular, Mr. Hall contributed to the Corporation's achievement of its goals described above in the areas of performance of existing portfolio.

              The table below shows the STIP awards paid to the Corporation's named executive officers in 2014 based on the 2013 performance year as a percentage of each officer's 2013 base salary. For comparison purposes, the table also includes the awards paid to the Corporation's named executive officers in 2013 based on the 2012 performance year as a percentage of each officer's 2012 base salary.

Named Executive Officer	2013 Base Salary	Target Ranges for STIP as % of 2013 Base Salary	2013 STIP Award (US$) (% of 2013 Base Salary)	2012 STIP Award (US$) (% of 2012 Base Salary)
Barry E. Welch	$700,000	75-150%	$0 (0%)	$700,000 (100%)
Terrence Ronan	$375,000	50-100%	$170,000 (45%)	$150,000 (40%)(1)
Paul H. Rapisarda	$425,000	50-100%	$190,000 (45%)	$395,000 (93%)
Edward C. Hall	$425,000	50-100%	$160,000 (38%)(2)	N/A

(1)
40%, based upon an STIP award of approximately 110% of Mr. Ronan's base salary for 2012, prorated to take into account the date he joined the Corporation.

(2)
38%, based upon an STIP award of approximately 50% of Mr. Hall's base salary for 2013, prorated to take into account the date he joined the Corporation.

Long-Term Incentive Plan

              The named executive officers and other employees of the Corporation are eligible to participate in the Corporation's Fifth Amended and Restated Long-Term Incentive Plan ("LTIP") as determined by the Board of Directors. The purpose of the LTIP is to align the interests of employees with those of the Shareholders by providing an opportunity to increase their share ownership over time and to assist in attracting, retaining and motivating key employees of the Corporation by making a significant portion of their incentive compensation directly dependent upon the achievement of strategic, financial and operational objectives critical to growing the Corporation and increasing its long-term value.

              Under the LTIP as revised, awards for the Corporation's executive officers are based upon a combined measure of Project Adjusted EBITDA per Common Share (as defined below for purposes of the LTIP, based on shares outstanding), Free Cash Flow (as defined below), Growth Cash Flow (as defined below) and relative Total Shareholder Return ("TSR"). Up to 25% of the target award will be earned in respect of each performance measure subject to the Compensation Committee's exercise of discretion to take into account such other factors as it may deem appropriate. Awards will be granted annually based on the performance during the prior fiscal year and vest as to one third over each of the three years following the year the award is granted. Although the LTIP uses relative TSR as one of the four performance measures, the Compensation Committee also looks at TSR in the context of the entire award to ensure alignment.

              Project Adjusted EBITDA per Common Share means, for purposes of the LTIP, project income plus interest, taxes, depreciation and amortization (including non-cash impairment charges), including Project Adjusted EBITDA from projects that, after the first date of the specified calendar year, have been classified as held for sale or as discontinued operations, and changes in fair value of derivative instruments. Free Cash Flow is defined as the Corporation's cash flow before distributions and dividends. Growth Cash Flow is defined as forecasted annual cash flow from acquisitions made during the fiscal year and as appropriate, increased cash flow from CAPEX projects within the existing fleet. TSR refers to the rate of return that a Shareholder would earn on an investment in Common Shares assuming the investment was held for the entire year and that monthly dividends were reinvested. For 2013, the Compensation Committee included the following companies in the peer group (the "TSR Peer Group") for the purpose of determining the Corporation's relative TSR performance:

  •
  Boralex, Inc.;

  •
  Brookfield Renewable Power Fund;

  •
  Northland Power, Inc.;

  •
  Capstone Infrastructure Corp.;

  •
  Innergex Renewable Energy, Inc.;

  •
  Algonquin Power & Utilities Corp.;

  •
  Maxim Power Corp;

  •
  50 U.S.-listed master limited partnerships in the Alerian Index; and

  •
  18 utilities in the S&P 400 Utility Index.

              On the applicable vesting date for notional shares held in a participant's notional share account, the Corporation redeems such vested notional shares as follows: (i) one-third by lump sum cash payment (generally deposited into the participant's applicable payroll tax withholding account), and (ii) the remaining two-thirds by an exchange for Common Shares. Notwithstanding the foregoing, a named executive officer may elect to redeem such notional shares for 100% common shares upon prior written notice of such election. All issuances of Common Shares on redemption of notional shares under the LTIP are subject to compliance with applicable securities laws.

              For each performance period, the Board of Directors establishes LTIP award amounts that each executive officer participant is entitled to receive under the LTIP depending upon the Corporation's performance against specified criteria. If certain levels of target performance are achieved, the named executive officer will be eligible to receive a number of notional shares (including fractional units) to be calculated by dividing an incentive amount by the market price per Common Share. The market price per Common Share is defined in the LTIP as the weighted average closing price of a Common Share on the TSX for the five trading days immediately preceding the applicable day and then converted to US dollars based on the exchange rate for that day. Notional shares are meant to track the investment performance of Common Shares, including market prices and distributions. Any notional shares granted to a participant in respect of a performance period will be credited to a notional share account for each participant on the determination date for such performance period. Each notional share is entitled to receive distributions equal to the distributions on a Common Share, to be credited in the form of additional notional shares immediately following any distribution on the Common Shares.

    2013 LTIP Awards in respect of the 2012 Performance Year

              The LTIP generally provides the Compensation Committee, as plan administrator, with the discretion to determine the extent to which executive officers will receive awards under the plan, set the terms of the awards made pursuant to the plan (including the grant date), and to make exceptions in circumstances that it determines to be exceptional. The Board of Directors determined not to grant awards in 2013 in respect of the 2012 performance year, but rather to grant discretionary awards of notional shares with an initial award amount of $200,000 (41,237 notional shares) and $100,000 (20,619 notional shares) to Paul H. Rapisarda, Executive Vice President — Commercial Development, and Terrence Ronan, Executive Vice President — Chief Financial Officer, respectively, with vesting based on corporate performance results in a three-year period. The Board of Directors also determined to make no 2013 long-term incentive award in respect of the 2012 performance year to Mr. Welch, after taking into account his recommendation that he receive no award.

              In addition, in order to more closely align Mr. Ronan's interest with those of the Corporation and its Shareholders and in connection with his engagement as Chief Financial Officer, on April 11, 2013, the Compensation Committee approved a grant of 6,000 notional shares to Mr. Ronan. On April 2, 2014, as part of the compensation package the Corporation offered to Mr. Hall upon his appointment as Executive Vice President — Chief Operating Officer of the Corporation, the Compensation Committee approved a grant to Mr. Hall of notional shares with a value of $180,000, which resulted in a grant of 36,961 notional shares.

              Each of these grants is described in more detail in the "Compensation Discussion and Analysis" in the Information Circular and Proxy Statement for the Corporation's 2013 Annual and Special Meeting of Shareholders.

    2014 LTIP Awards in respect of the 2013 Performance Year

              For 2013, the possible quantum of awards under the LTIP ranged from zero to a cap of $2.8 million for the Chief Executive Officer and $1.5 million for the Executive Vice President — Chief Financial Officer, Executive Vice President — Chief Operating Officer and Executive Vice President — Commercial Development. For 2013, the midpoint targets for each of the four performance measures were set as follows: (1) Project Adjusted EBITDA per Common Share — $2.18 to $2.23; (2) Free Cash Flow — $91.1 million to $93.9 million; (3) Growth Cash Flow — $12 million to $15 million; and (4) relative TSR — 56th to 65th percentile. If each of these target ranges were achieved in 2013, the recommended award for our Chief Executive Officer would be $1.5 million and for our Executive Vice President — Chief Financial Officer, Executive Vice President — Chief Operating Officer and our Executive Vice President — Commercial Development would be $750,000.

              The following table indicates the thresholds established for each performance measure under the LTIP for 2013 and corresponding percentages of the target award at each level of performance, as well as the actual level of achievement for each performance measure. Up to 25% of the award would have been earned in respect of each performance measure, subject to the Compensation Committee's exercise of discretion to take into account such other factors as it may deem appropriate.

 Target and Actual Performance Measures under LTIP for Fiscal Year Ended December 31, 2013
(Each Performance Measure comprises 25% of potential LTIP award)

Project Adjusted EBITDA/Share	≤$2.05	$2.06-$2.11	$2.12-$2.17	$2.18-$2.23	$2.24-$2.29	$2.30-$2.35	≥$2.39
Score	0	92%	96%	100%	102%	104%	106%
Actual							$2.39
Free Cash Flow (millions)	≤$85.5	$85.6-$88.3	$88.4-$91.1	$91.2-$93.9	$94.0-$96.8	$96.9-$99.9	≥$101.5
Score	0	92%	96%	100%	102%	104%	106%
Actual					$95.9
Growth Cash Flow (millions)	≤$7.7	$7.8-$9.6	$9.7-$12.0	$12.1-$15.0	$15.1-$18.0	$18.1-$21.6	$21.7-$26.0
Score	0	92%	96%	100%	102%	104%	106%
Actual		$8.0
Relative Total Shareholder Return Percentile	≤35th	36th-45th	46th-55th	56th-65th	66th-75th	76th-84th	≥85th
Score	0	92%	96%	100%	102%	104%	106%
Actual	2nd %ile

              In 2013, the Corporation's TSR of -64.1% was in the bottom quartile of the Corporation's TSR Peer Group, as calculated by Factset.

              The Compensation Committee determined to make the following awards on February 27, 2014 for the 2013 performance year. The Compensation Committee made these awards in consultation with Hugessen Consulting based primarily on the achievements of the Corporation relating to the four measures above and also by exercising its discretion under the LTIP. The notional shares awarded will each vest as to one third over each of the three years following the year of the award, subject to continued employment of the officer.

              Mr. Welch received a grant of $600,000 or 227,273 notional shares, which represents approximately 21% of the maximum quantum of the award available under the LTIP and approximately 50% of the quantum of the award that would have been granted based on the actual LTIP performance measures described above.

              Mr. Rapisarda received a grant of $350,000 or 132,576 notional shares, which represents approximately 23% of the maximum quantum of the award available under the LTIP and approximately 50% of the quantum of the award that would have been granted based on the actual LTIP performance measures described above..

              Mr. Ronan received a grant of $350,000 or 132,576 notional shares which represents approximately 23% of the maximum quantum of the award available under the LTIP and approximately 50% of the quantum of the award that would have been granted based on the actual LTIP performance measures described above..

              Mr. Hall received a grant of $275,000 or 104,167 notional shares which represents approximately 18% of the maximum quantum of the award available under the LTIP, prorated based on Mr. Hall joining the Corporation in April 2013, and approximately 50% of the quantum of the award that would have been granted based on the actual LTIP performance measures described above.

              The Compensation Committee used the following criteria to determine the nature and amount of the award while considering TSR in context of the entire award to ensure alignment:

  •
  Alignment with shareholders in regards to past performance and future requirements

  •
  Fairness, retention and motivation of the employee

              These awards will be reported in the Summary Compensation Table in the Information Circular and Proxy Statement for the Corporation's 2015 Annual Meeting of Shareholders.

Performance-Based Vesting or Forfeiture of Shares

              In addition, as described in the Corporation's Information Circular and Proxy Statement for the year ended December 31, 2010, notional shares were granted to senior executives under the LTIP in 2010 that would vest at the end of a three-year performance period (2010-2012) based on the Corporation's TSR compared to a group of peer companies during such period. Each of Mr. Welch and Mr. Rapisarda received a grant of notional shares in 2010 in an amount equal to his base salary. Depending upon the Corporation's performance, subject to the discretion of the Compensation Committee, the grants would vest at the end of the three-year performance period in an amount ranging from 0% up to a maximum of 150% of the sum of notional shares initially granted plus dividend equivalent rights received during the performance period. Based upon the Corporation's TSR during the performance period and the Compensation Committee's exercise of its discretion, 100% of the units were forfeited. For Barry Welch this resulted in a forfeiture of 49,185 units and for Paul Rapisarda it resulted in a forfeiture of 26,517 units.

Employment Agreements

              Effective April 15, 2013, in accordance with the terms of their respective offer letters, the Corporation entered into an employment agreement with each of Terrence Ronan and Edward C. Hall. On the same date, the Corporation entered into amended employment agreements with Barry E. Welch and Paul H. Rapisarda, which replace their respective prior employment agreements dated December 31, 2009.

              Each of the employment agreements provides the respective executive officer with benefits including the following: (i) an initial annual base salary, which is subject to annual review and if increased may not be subsequently decreased without the executive officer's consent during the term of the agreement; (ii) eligibility to participate in the STIP adopted by the Board of Directors from time to time, provided that the STIP may not be altered to the material detriment of the executive officer without his consent; (iii) eligibility to participate in the Corporation's Fifth Amended and Restated LTIP as it may be amended by the Board of Directors from time to time, provided that the LTIP may not be altered to the material detriment of the executive officer without his consent; and (iv) benefits under the Corporation's welfare plans. Mr. Welch is also entitled to term life insurance coverage for a total of twice his annual salary. Each employment agreement has an initial three-year term ending on March 31, 2016. Beginning in 2014, on January 1 of each year the three-year employment agreements extend automatically for an additional one-year term unless notice is given by the Corporation or the officer that the agreement will not be renewed.

              In addition, under each of the executive officers' employment agreements, each executive officer agrees to be subject to a Financial Restatement and Clawback policy under which, in the event the Corporation's financial results are restated or are found to be inaccurate in a manner that materially affects the calculation of compensation for the executive officers, the independent directors of the Corporation may, subject to certain conditions, direct that the Corporation recover all or a portion of bonus or incentive compensation paid to the executive officer or gains realized by the executive officer with respect to equity-based awards or other incentive payments or cancel all or a portion of the stock-based awards granted to an executive officer that is related to a restatement of, or inaccuracy in, the Corporation's financial results due to intentional fraud or misconduct by the executive officer, and may take other disciplinary action in addition to remedies imposed by third parties, such as law enforcement agencies, regulators or other authorities, and any right of recoupment under Section 304 of the Sarbanes-Oxley Act of 2002, or otherwise required by law or stock exchange requirements. In the event of an inaccuracy that does not give rise to a restatement, any amount recovered, cancelled or recouped under the policy will not exceed the amount by which the compensation based on the inaccurate financial results exceeded the compensation calculated under the accurate financial results.

              The employment agreements also contain certain provisions regarding termination of employment and change in control benefits. For a description of these provisions and post-employment restrictive covenants, see the section of this Information Circular and Proxy Statement titled "Potential Payments Upon Termination or Change in Control." None of our employment agreements provides for any excise tax or other gross-ups for the benefit of our executive officers.

Retirement Benefits

              The Corporation does not sponsor a defined benefit retirement plan for any of its employees. In addition, the Corporation does not provide any supplemental or enhanced retirement benefits for its named executive officers. The Corporation makes annual matching contributions to each named executive officer's 401(k) plan account based upon a predetermined formula that applies to all its employees. The matching contributions supplement the named executive officer's personal savings toward future retirement as the Corporation has no other pension plan for them. The matching for the named executive officers is a dollar-for-dollar match with the 401(k) contributions, up to the maximum allowed by Internal Revenue Service ("IRS") regulations. The IRS maximum contribution in 2013 was $17,500 for participants under age 50 and $23,000 for participants 50 and over.

Perquisites

              The Corporation does not provide any material perquisites to its named executive officers.

Share Ownership Policy

              The Board of Directors has adopted a share ownership policy for the Corporation's executive officers and directors (the "Director and Executive Officer Share Ownership Policy" or "Policy") in order to further align the interests of the Corporation's key executives with the long-term interests of the Shareholders. The Policy provides that on or before December 31, 2015 (for the current named executive officers) or within five years of their appointment (for any newly appointed officer in the designated positions), each officer will be required to acquire, and thereafter maintain, ownership of a number of Common Shares with a minimum fair market value equal to the multiple of such executive officer's annual base salary (excluding bonus), as follows:

President and Chief Executive Officer	Three times annual base salary
Executive Vice President — Chief Financial Officer	Two times annual base salary
Executive Vice President — Chief Operating Officer	Two times annual base salary
Executive Vice President — Commercial Development	Two times annual base salary

              For purposes of the Policy, share ownership includes any shares owned, directly or indirectly, by an executive or his or her immediate family members or held by such person or his or her immediate family members as part of a tax or estate plan, and unvested notional shares or other equity securities issued under an equity or equity-based compensation plan of the Corporation. In the event of a decline in the price of the Corporation's Common Shares by 25% or more in any year such that the value of an executive officer's Common Shares falls below the requirements of the Policy set out above, the executive officer will have a period of one year to acquire additional Common Shares to comply with the Policy. If the share ownership Policy for any executive officer is not met within the required time frame, the executive officer will be required to have 100% of his or her notional shares or equity-based compensation vest into Common Shares (in both cases, less Common Shares withheld or sold to pay taxes) until the requirements of the Policy are met.

              For purposes of determining compliance with the Policy, the value of a share means an assumed per share value based on the average of the closing price of a Common Share on the New York Stock Exchange on the last trading day of each of the previous four fiscal quarters. The Policy went into effect on April 1, 2013 and as a result, the grace period under the Policy, as described above, is still in effect.

Compensation Committee Report

              The Compensation Committee of the Board of Directors of the Corporation has reviewed and discussed the CD&A required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Information Circular and Proxy Statement.

              Submitted by the following independent directors who comprise the Compensation Committee:

Kenneth M. Hartwick, Chair
Irving R. Gerstein
John A. McNeil
R. Foster Duncan
Holli C. Ladhani

Summary Compensation Table

              The following table sets forth a summary of salary and other compensation for 2013, 2012 and 2011 of each named executive officer (in US$).

Name and principal position	Year(1)	Salary	Bonus(2)	Stock awards(3)	Non-equity incentive plan compensation	All other compensation(4)	Total Compensation
Barry E. Welch	2013	700,000	—	—	—	27,423	727,423
Director,	2012	700,000	—	908,158	700,000	23,484	2,331,642
President and Chief Executive Officer	2011	575,000	400,000	575,170	350,000	22,000	1,922,170
Terrence Ronan(5)	2013	375,000	—	129,102	170,000	24,056	698,158
Executive Vice President	2012	139,423	—	131,490	150,000	8,750	429,663
— Chief Financial Officer and Corporate Secretary	2011	—	—	—	—	—	—
Edward C. Hall(6)	2013	317,115	—	180,000	160,000	219,271	876,386
Chief Operating Officer	2012	—	—	—	—	—	—
	2011	—	—	—	—	—	—
Paul H. Rapisarda	2013	425,000	—	200,000	190,000	23,000	838,000
Executive Vice President	2012	425,000	—	593,525	395,000	22,500	1,436,025
— Commercial Development	2011	310,000	130,000	310,088	170,000	22,000	942,088

(1)
The Summary Compensation Table includes, for each fiscal year, salary and items included as "all other compensation" paid during the year; non-equity incentive plan compensation granted with respect to such year pursuant to determinations made by the Compensation Committee and paid in the following year; and stock awards granted during the year in respect of performance for the preceding year.

(2)
For performance year 2011, represents the fixed portion of annual cash bonus payable per the terms of each named executive officer's employment contract executed in connection with the management internalization in December 2009.

(3)
The amounts shown under "Stock awards" reflect the grant date fair value of notional shares granted during the year under the terms of the LTIP and are calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification ("FASB ASC") Topic 718. The assumptions used in determining the grant date fair value of these awards are described in Note 15 to the consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2013. The amounts shown do not include dividend equivalent rights that accrued subsequently on notional shares.

(4)
Amounts represent the Corporation's matching contributions to the 401(k) plan accounts of each executive officer. In addition, for 2013, for Mr. Welch, the amount also includes $4,423 representing the annual premium on additional life insurance coverage provided pursuant to his employment agreement; for Mr. Hall, $198,675 in relocation expenses; and for Mr. Ronan, $1,056 for additional long-term care.

(5)
Terrence Ronan was appointed as the Executive Vice President — Chief Financial Officer of the Corporation effective August 20, 2012.

(6)
Edward C. Hall was appointed as the Executive Vice President — Chief Operating Officer of the Corporation effective April 2, 2013.

 Grants of Plan-Based Awards

              The following table provides additional information about plan-based awards granted during the year ended December 31, 2013 for each named executive officer. For more information regarding the terms of the plan-based awards referred to in this table, see Compensation Discussion and Analysis beginning on page 33.

		Estimated future payouts under non-equity incentive plan awards
					All other stock awards: Number of shares of stock or units(1) (#)	Grant date fair value of stock and option awards (US$)(2)
Name	Grant date	Minimum (US$)	Target (US$)	Maximum (US$)
Barry E. Welch	N/A	—	525,000	1,050,000
Terrence Ronan(3)	N/A	—	200,000	400,000
	4/11/13				20,619	100,002
	4/11/13				6,000	29,100
Edward C. Hall(4)	N/A	—	212,500	425,000
	4/11/13				36,961	180,000
Paul H. Rapisarda(5)	N/A	—	212,500	425,000
	4/11/13				41,237	200,000

(1)
The amounts shown for Mr. Ronan, Mr. Rapisarda and Mr. Hall represent grants under the LTIP. Amounts shown do not include dividend equivalent rights that subsequently accrue on notional shares.

(2)
Amounts are calculated in accordance with FASB ASC Topic 718.

(3)
Mr. Ronan's grant of 6,000 notional shares on April 11, 2013 vested as to one third upon grant, vested as to one third on February 28, 2014, and will vest as to the remaining one third on February 28, 2015. Mr. Ronan's grant of 20,619 notional shares on April 11, 2013 will vest on March 31, 2016 subject to the achievement of relative TSR and Project Adjusted EBITDA per Common Share performance goals, as disclosed above.

(4)
Mr. Hall's grant of 36,961 notional shares on April 11, 2013 vested as to one third on February 28, 2014 and will vest as to the remaining two thirds in two equal installments on each of February 28, 2015 and February 28, 2016.

(5)
Mr. Rapisarda's grant of 41,237 notional shares on April 11, 2013 will vest on March 31, 2016 subject to the achievement of relative TSR and Project Adjusted EBITDA per Common Share performance goals, as disclosed above.

Outstanding Equity Awards at Fiscal Year End

              The following table sets forth, for each named executive officer, all equity-based awards outstanding under the terms of the LTIP as of December 31, 2013:

Name	Number of shares or units of stock that have not vested(1)(3)	Market value of shares or units of stock that have not vested (US$)(3)	Equity Incentive Plan Awards: Number of unearned shares, units or other rights that have not vested(2)(3)	Equity Incentive Plan Awards: Market or payout value of unearned shares, units or other rights that have not vested (US$)(3)
Barry E. Welch	48,863	170,043	48,711	169,514
Terrence Ronan	11,069	38,520	21,940	76,351
Edward C. Hall	39,329	136,865	—	—
Paul H. Rapisarda	31,934	111,130	70,141	244,091

(1)
Notional shares granted under the LTIP typically vest over a period of up to a maximum of three years. For Mr. Welch, 24,432 notional shares vested on February 28, 2014, and 24,431 notional shares will vest in February 2015, subject to Mr. Welch's continued employment. For Mr. Ronan, 5,535 notional shares vested on February 28, 2014, and 5,534 notional shares will vest in February 2015, subject to Mr. Ronan's continued employment. For Mr. Rapisarda, 15,967 notional shares vested on February 28, 2014 and 15,967 notional shares will vest in February 2015, subject to Mr. Rapisarda's continued employment. For

  Mr. Hall, 13,109 notional shares vested on February 28, 2014, and 13,110 notional shares will vest each year in February 2015 and February 2016, subject to Mr. Hall's continued employment. The notional share totals include notional shares credited under the LTIP to the notional share account of the named executive officer for monthly dividends through December 31, 2013.

(2)
For Mr. Welch, 48,711 notional shares were eligible to vest on February 28, 2014. Based upon the Corporation's TSR during the 2011-2013 performance period, all notional shares were forfeited For Mr. Rapisarda 26,262 notional shares were eligible to vest on February 28, 2014. Based upon the Corporation's TSR during the 2011-2013 performance period, all notional shares were forfeited. For Mr. Rapisarda, 43,879 notional shares granted with respect to the 2013-2016 performance period will be eligible to vest in February 2016 and Mr. Rapisarda will receive, subject to his continued employment, the value of the award determined based upon the Corporation's TSR during the 2013-2016 performance period in a combination of Common Shares and cash (expected to be deposited into Mr. Rapisarda's applicable payroll tax withholding account). For Mr. Ronan, 21,940 notional shares granted with respect to the 2013-2016 performance period will be eligible to vest in February 2016 and Mr. Ronan will receive, subject to his continued employment, the value of the award determined based upon the Corporation's TSR during the 2013-2016 performance period in a combination of Common Shares and cash (expected to be deposited into Mr. Ronan's applicable payroll tax withholding account). The notional share totals include notional shares credited under the LTIP to the notional share account of the named executive officer for monthly dividends through December 31, 2013.

(3)
This amount is calculated based on the closing price of a Common Share on the NYSE on December 31, 2013 ($3.48).

Stock Vested

              The following table sets forth, for each named executive officer, the value of all equity-based awards vested during the year ended December 31, 2013:

Name	Number of shares acquired on vesting (#)	Value realized on vesting (US$)
Barry E. Welch	68,568	708,307
Terrence Ronan	5,120	41,930
Edward C. Hall	N/A	N/A
Paul H. Rapisarda	36,857	380,733

Potential Payments Upon Termination or Change In Control

              We believe that the consideration of a change in control transaction will create uncertainty regarding the continued employment of our executive officers. This uncertainty results from the fact that many change in control transactions result in significant organizational changes, particularly at the executive officer level. In order to encourage our executive officers to focus on seeking the best return for our Shareholders and to remain employed with the Corporation during an important time when their prospects for continued employment following a change in control transaction are often uncertain, we have agreed in the employment agreements to provide for severance benefits in the event the executive officer's employment is terminated under certain circumstances, including in connection with a change in control of the Corporation. In exchange for such severance protection, each executive officer agreed to certain non-competition and non-solicitation limitations following certain termination events.

              The Corporation's employment agreement with each of Barry E. Welch, Terrence Ronan, Paul H. Rapisarda and Edward C. Hall provides that if the respective executive officer is terminated by the Corporation either following a determination by the Board of Directors that the executive officer's performance is unsatisfactory with respect to annually approved goals and objectives (with 90 days prior written notice to the executive officer, and not during any period that is 90 days preceding or one year following a change in control) or for any reason other than cause, or if he resigns within 90 days preceding or one year after a change in control because certain further triggering events have occurred including material reduction in salary or benefits (including annual cash bonus or LTIP), relocation, change in position (including status, offices, titles and reporting relationships), authority, duties or responsibilities, or the Corporation's breach of the employment agreement, then the following are paid or provided under the employment agreement: (i) his base salary through the termination date, to the extent not yet paid; (ii) a lump sum termination payment equal to three times the average (in the case of Mr. Welch) or two times the average (in the case of Mr. Ronan, Mr. Rapisarda and Mr. Hall), during the last two years, of the sum of the respective executive officer's: (a) base salary, (b) annual cash bonus, and (c) the most recent matching contribution to his 401(k) plan (the sum of (a), (b) and (c) being the executive officer's "Total Annual Compensation"); (iii) immediate vesting of all previous awards under the LTIP which had not yet vested; (iv) continuation of all employee benefits for a period of two years (in the case of Mr. Welch) or one year (in the case of Mr. Ronan, Mr. Rapisarda and Mr. Hall) following termination; and (v) costs of outplacement services customary for senior executives at the respective executive officer's level for a period of 12 months following termination with the cost capped at $25,000. In order to receive these termination benefits (other than unpaid base salary through the termination date), the executive officer must execute a general waiver and release of claims against the Corporation and its affiliates.

              On August 30, 2013, the Corporation entered into an addendum to the employment agreements of each of Mr. Hall and Mr. Ronan which clarifies the calculation of the executive officer's Total Annual Compensation in cases where the executive has been employed with the Corporation for less than two years. Pursuant to the addendum, for a termination prior to the approval of the executive officer's first annual bonus award, the executive officer's average Total Annual Compensation is equal to the sum of the current annual base salary, an annual bonus calculated at 75% of current base salary and the Corporation's most recent annualized 401(k) matching contribution contributed on the executive officer's behalf. For a termination after the approval of the executive officer's first annual bonus award but prior to the approval of his second annual bonus award, the executive officer's average Total Annual Compensation is equal to the average of (i) the sum of the executive officer's annual base salary in effect with respect to the executive officer's first year of service, the actual first annual bonus percentage approved for the executive officer multiplied by the executive officer's annual base salary in effect with respect to the executive officer's first year of service and the Corporation's most recent annualized 401(k) matching contribution contributed on the executive officer's behalf and (ii) the sum of executive officer's current annual base salary, an annual bonus calculated at 75% of current base salary and the Corporation's most recent annualized 401(k) matching contribution contributed on the executive officer's behalf.

              The employment agreements also contain non-competition and non-solicitation limitations on each of the executive officers following certain termination events. The non-competition restrictions apply for a period of one year (in the case of Mr. Welch) or six months (in the case of Mr. Ronan, Mr. Rapisarda and Mr. Hall) following termination by the Corporation for unsatisfactory performance or by the executive officer in the context of a change in control as described above, or a period of one month (for each executive officer) following resignation by the executive officer for any other reason or termination by the Corporation for cause. The non-solicitation restrictions apply for a period of two years (in the case of Mr. Welch) or one year (in the case of Mr. Ronan, Mr. Rapisarda and Mr. Hall) following the date of termination.

              In each executive officer's employment agreement, the term "Change in Control" means the occurrence of any of the following events: (i) the sale, lease or transfer to any person or group, in one or a series of related transactions, of the assets of the Corporation or Atlantic Power Holdings, Inc. ("Atlantic Holdings"), directly or indirectly, which assets generated more than 50% of the Atlantic Holdings' cash flow in a 12-month period ended on the last day of the most recent fiscal quarter to any person or group; (ii) the adoption of a plan related to the Corporation's or Atlantic Holdings' liquidation or dissolution; (iii) the acquisition by any person or group of a direct or indirect interest in more than 50% of the Corporation's Common Shares or voting power or Atlantic Holdings' common membership interests or voting power; (iv) the Corporation's or Atlantic Holdings' merger or consolidation with another person with the effect that immediately after such transaction Shareholders or holders of common membership interests in Atlantic Holdings immediately prior to such transaction hold, directly or indirectly, less than 50% of the voting control over the person surviving such merger or consolidation; or (v) the Corporation, Atlantic Holdings or any of their Shareholders or members enter into any agreement providing for any of the foregoing, or the date which is 90 days prior to a definitive announcement of any of the foregoing whichever is earlier, and the transaction contemplated thereby is ultimately consummated.

              If Mr. Welch, Mr. Ronan, Mr. Rapisarda or Mr. Hall is terminated for cause, then he will be entitled to his base salary through the termination date, to the extent not yet paid, and all vested benefits under all incentive compensation or other plans in accordance with the terms and conditions of such plan; however, he will not be entitled to the payments or benefits listed in items (ii) through (v) in the second preceding paragraph above, except as may be required by applicable law. "Cause" is defined in each executive officer's employment agreement as a termination by reason of the Corporation's good faith determination that the executive (i) engaged in willful misconduct in the performance of his duties, (ii) breached a fiduciary duty to the Corporation for personal profit to himself, (iii) after determination by a court of competent jurisdiction, willfully violated any law, rule or regulation of a governmental authority with jurisdiction over the executive officer or the Corporation at the time and place of such violation (other than traffic violation or similar offenses) or any final cease and desist order of a court or other tribunal of competent jurisdiction, or (iv) materially and willfully breached such agreement. No act, or failure to act, on the executive officer's part shall be considered "willful" unless he has acted, or failed to act, with an absence of good faith and without a reasonable belief that this action or failure to act was in the best interest of the Corporation.

              In the event that Mr. Welch, Mr. Ronan, Mr. Rapisarda or Mr. Hall are, by reason of illness or incapacity, unable to fulfill their obligations on behalf of the Corporation for a period of 90 consecutive days, the Corporation's long-term disability group coverage will pay the executive officer up to 60% of his base salary, subject to its terms and conditions. The Corporation provides term life insurance coverage in accordance with its group policy, except that, in the case of Mr. Welch, the Corporation shall provide term life insurance coverage for a total of twice his annual salary.

              If Mr. Welch, Mr. Ronan, Mr. Rapisarda or Mr. Hall retire at the age of sixty-two or thereafter, any unvested notional shares awarded under the LTIP held by him will continue to vest in accordance with the provisions of the LTIP in effect at the date of retirement.

              The following table provides, for each of the Corporation's named executive officers as of December 31, 2013, an estimate of the payments payable by us, assuming a termination for any reason other than cause, including the occurrence of the triggering events described above. The amounts shown assume that such termination was effective as of December 31, 2013 and thus only include amounts earned through such time and are estimates of the amounts that would be paid out to the executives upon their termination. The actual amounts to be paid out can only be determined at the time of each such executive officer's separation from the Corporation.

Name	Type of payment	Termination payment(1) (US$)	Vesting of stock-based compensation(2) (US$)	Employee benefits (US$)	Total (US$)
Barry E. Welch	Termination without cause or in connection with change of control	3,219,000	339,558	77,484	3,636,042
Terrence Ronan	Termination without cause or in connection with change of control	1,378,500	114,871	46,845	1,540,216
Paul H. Rapisarda	Termination without cause or in connection with change of control	1,481,000	355,221	44,910	1,881,131
Edward C. Hall	Termination without cause or in connection with change of control	1,427,250	136,865	40,668	1,604,783

(1)
Includes three times the average (in the case of Barry E. Welch, President and Chief Executive Officer) or two times the average (in the case of Terrence Ronan, Executive Vice President — Chief Financial Officer, Paul H. Rapisarda, Executive Vice President — Commercial Development, and Edward C. Hall, Executive Vice President — Chief Operating Officer), during the last two years, of the sum of the respective executive officer's: (a) base salary, (b) annual bonus, and (c) the most recent matching contribution to his 401(k) plan.

(2)
This amount is calculated based on the closing price of a Common Share on the NYSE on December 31, 2013 ($3.48).

Compensation Risk Assessment

              The Corporation has reviewed the Corporation's compensation policies and practices for all employees and concluded that any risks arising from the Corporation's policies and programs are not reasonably likely to have a material adverse effect on the Corporation. The Corporation believes that the mix and design of the elements of executive compensation do not encourage management to assume excessive risks. The Corporation reviewed the elements of executive compensation to determine whether any portion of executive compensation encouraged excessive risk taking and concluded:

  •
  allocation of compensation between cash compensation and long-term equity compensation, combined with the vesting schedule under LTIP, discourages short-term risk taking;

  •
  approach of goal setting, setting of targets with payouts at multiple levels of performance, capping the amount of the Corporation's incentive payouts, and evaluation of performance results assist in mitigating excessive risk-taking;

  •
  compensation decisions include subjective considerations, which limit the influence of formulae or objective factors on excessive risk taking; and

  •
  business does not face the same level of risks associated with compensation for employees at financial services firms (traders and instruments with a high degree of risk).

              To complement the existing risk-reducing features of the Corporation's compensation policies and practices, the Corporation determined to adopt a share ownership policy that promotes long-term ownership by the named executive officers and to implement a recoupment policy in the executive officers' employment agreements.

 Compensation of Directors

Director Fees

              Each independent Director is entitled to receive an annual retainer of $50,000, plus $10,000 of value in deferred share units ("DSUs") and $1,500 per meeting attended in person or $1,000 per meeting attended by phone. The Chair of the Board of Directors, including for his responsibilities as Chair of the Nominating and Corporate Governance Committee, Chair of the Audit Committee and Chair of the Compensation Committee receive an additional $35,000, $15,000 and $10,000 per year, respectively. Directors are reimbursed for out-of-pocket expenses for attending meetings. Directors also participate in insurance and indemnification arrangements.

Share Ownership Policy

              On April 1, 2013, the Board of Directors adopted the Director and Executive Officer Share Ownership Policy, which superseded the policy applicable to independent directors adopted on April 24, 2007, in order to align the interests of the Directors with the long-term interests of the Shareholders. The Policy provides that all independent Directors are required to acquire (and thereafter maintain ownership of) a number of Common Shares (which will include notional shares under the DSU Plan described below) with a fair market value equal to a minimum of three times their annual base cash retainer within a period of three years of their respective appointment.

              For purposes of the Policy, share ownership includes any shares owned, directly or indirectly, by a Director or his or her immediate family members or held by such person or his or her immediate family members as part of a tax or estate plan, and DSUs issued under the DSU Plan. In the event of a decline in the price of the Corporation's Common Shares by 25% or more in any year such that the value of a Director's Common Shares falls below the requirements of the Policy set out above, the Director will have a period of one year to acquire additional Common Shares to comply with the Policy. If the Policy is not met within the required time frame, the Director will be required to elect at the earliest possible time in accordance with the provisions of the deferred share unit plan (the "DSU Plan") for Directors (described below) to have 100% of the fees paid to him or her by the Corporation for his or her services as a Director contributed to the DSU Plan until the Policy is met.

              For purposes of determining compliance with the Policy, the value of a share means an assumed per share value based on the average of the closing price of a Common Share on the New York Stock Exchange on the last trading day of each of the previous four fiscal quarters. As of January 1, 2014, the per share value was $4.17. As of April 30, 2014, all Directors subject to the Policy were within the Policy's one-year grace period applicable in the event of a decline in the price of the Corporation's Common Shares by 25% or more in any year.

Deferred Share Unit Plan

              On April 24, 2007, the Board of Directors established a DSU Plan for Directors. Under the DSU Plan, each non-management Director is entitled to elect to have a portion of the fees paid to him or her by the Corporation for his or her services as Directors contributed to the DSU Plan. All fees contributed to the DSU Plan are credited to such Director in the form of DSUs representing the current market price of the Corporation's Common Shares at the time of contribution. For so long as the participant continues to serve on the Board of Directors, dividends accrue on the DSUs consistent with amounts declared by the Board of Directors on the Corporation's Common Shares and additional DSUs representing the dividends are credited to the Director's account. DSUs credited to the participant's DSU account are redeemed only when a participant ceases to serve on the Board of Directors for any reason. DSUs are redeemed in cash on the first anniversary of the participant's termination as a Director (unless a participant elects another time no later than the end of the calendar year following the year of termination), or, in the case of participants subject to United States income tax, as soon as practicable following the participant's termination. Under the DSU Plan, the Corporation also has the discretion to provide for the redemption or substitution of DSUs upon a reorganization of the Corporation.

              The following table describes Director compensation for non-management Directors for the year ended December 31, 2013. Directors who are also executive officers of the Corporation are not entitled to any compensation for their services as a Director.

Director Compensation

Name	Fees earned or paid in cash (US$)	Stock Awards (US$)*	Total compensation (US$)
Irving R. Gerstein	142,500	10,000	152,500
Kenneth M. Hartwick	60,875	70,875	131,750
John A. McNeil	109,000	10,000	119,000
Holli C. Ladhani	83,625	93,625	177,250
R. Foster Duncan	93,500	73,500	167,000

*
Reflects the grant date fair value of DSUs awarded in 2013 determined in accordance with FASB ASC Topic 718, Compensation-Stock Compensation.

(1)
As of December 31, 2013, directors held the following DSUs: 3,432 for Irving R. Gerstein, 94,059 for Kenneth M. Hartwick, 3,432 for John A. McNeil, 23,901 for R. Foster Duncan and 33,770 for Holli C. Ladhani.

(2)
Mr. Hartwick, Ms. Ladhani and Mr. Duncan have elected to defer 50% of their 2013 fees under the DSU Plan.

Compensation Committee Interlocks and Insider Participation

              During 2013, Messrs. Gerstein, Hartwick, McNeil and Duncan and Ms. Ladhani served as members of the Compensation Committee of the Board of Directors of the Corporation.

              During 2013, none of the executive officers of the Corporation has served as: (i) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Compensation Committee of the Corporation; (ii) a director of another entity, one of whose executive officers served on the Board of Directors of the Corporation; or (iii) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Board of Directors of the Corporation.

Certain Relationships and Related Transactions

              Other than the compensation agreements and arrangements described herein, there has not been since the beginning of the Corporation's last fiscal year, and there is not currently proposed, any transaction or series of similar transactions to which the Corporation was or will be a party in which the amount involved exceeded or will exceed $120,000 and in which any related person had or will have a direct or indirect material interest.

 Policies and Procedures for Review of Transactions with Related Persons

              The Corporation requires that any related party transaction be brought to the attention of the Board of Directors for review and preapproval. The Board of Directors will review and preapprove all relationships and transactions in which the Corporation and any of the its Directors, director nominees and executive officers and their immediate family members, as well as holders of more than 5% of any class of its voting securities and their family members, have a direct or indirect material interest. In preapproving or rejecting such proposed relationships and transactions, the Board of Directors shall consider the relevant facts and circumstances available and deemed relevant to this determination. When appropriate, the Board of Directors will review a report of an independent financial advisor in making a decision on whether to preapprove a related party transaction.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

              The following table sets forth information regarding the beneficial ownership of Common Shares of the Corporation as of April 28, 2014 (determined pursuant to Rule 13d-3 under the Exchange Act) with respect to:

  •
  each person (including any "group" of persons as that term is used in Section 13(d)(3) of the Exchange Act) who is known to the Corporation to be the beneficial owner of more than 5% of the outstanding Common Shares;

  •
  each of the Directors of the Corporation;

  •
  each of the named executive officers of the Corporation; and

  •
  all of the Directors and the current executive officers of the Corporation as a group.

              Unless otherwise indicated in the footnotes to the following table, the address of each beneficial owner listed in the following table is c/o Atlantic Power Corporation, One Federal Street, 30th Floor, Boston, Massachusetts 02110.

              Except as otherwise indicated in the footnotes to the following table, the Corporation believes, based on the information provided to it, that the persons named in the following table have sole voting and investment power with respect to the shares they beneficially own, subject to applicable community property laws.

Name of beneficial owner	Number of Common Shares beneficially owned		Percentage of Common Shares beneficially owned(1)
Directors and named executive officers
Irving R. Gerstein	19,800	(2)		*
Kenneth M. Hartwick	2,000	(2)		*
John A. McNeil	27,500	(2)		*
R. Foster Duncan	8,700	(2)		*
Holli C. Ladhani	0	(2)		*
Barry E. Welch	345,014	(3)		*
Terrence Ronan	7,139	(3)		*
Paul H. Rapisarda	103,970	(3)		*
Edward C. Hall	40,825			*
All Directors and current executive officers as a group (9 persons)	554,948			*

*
Less than 1%

(1)
The applicable percentage ownership is based on 120,586,937 Common Shares issued and outstanding as of April 28, 2014.

(2)
Common Shares beneficially owned exclude units held in the Corporation's DSU Plan of 4,406 for Irving R. Gerstein, 104,062 for Kenneth M. Hartwick, 4,406 for John A. McNeil, 28,378 for R. Foster Duncan and 41,974 for Holli C. Ladhani.

(3)
Common Shares beneficially owned exclude unvested notional shares granted under the Corporation's LTIP of 252,771 for Barry E. Welch, President and Chief Executive Officer, 160,993 for Terrence Ronan, Executive Vice President — Chief Financial Officer, 194,521 for Paul H. Rapisarda, Executive Vice President — Commercial Development and 131,378 for Edward Hall, Executive Vice President — Chief Operating Officer.

 OTHER INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

              Section 16(a) of the Exchange Act requires the Corporation's officers and Directors, and persons who own more than 10% of a registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, Directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) reports they file.

              Based solely on a review of the reports furnished to the Corporation, the Corporation believes that during the year ended December 31, 2013, the Corporation's officers and Directors timely filed all reports they were required to file under Section 16(a), except as follows:

              On behalf of Mr. Welch, Mr. Ronan and Mr. Rapisarda, Forms 4 reporting the vesting of notional shares under the LTIP and settlement of vested notional shares on February 28, 2013 were filed on April 15, 2013.

Indebtedness of Directors and Officers

              For the year ended December 31, 2013, there was no indebtedness of any current or former officers or Directors of or any of its subsidiaries entered into in connection with a purchase of securities of the Corporation or its subsidiaries or for any other purpose.

Interest of Informed Persons in Material Transactions

              To the knowledge of the Directors, other than as disclosed under the heading "Certain Relationships and Related Transactions," no executive officer, Director or proposed nominee for election as a Director, or any associate or affiliate of any such persons, had any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any material transaction with the Corporation since the commencement of the Corporation's 2013 fiscal year.

Shareholder Proposals for 2015 Annual Meeting

              Shareholder proposals intended to be presented at the next annual meeting of Shareholders and which are to be considered for inclusion in the Corporation's information circular and proxy statement and form of proxy for that meeting, must be received by the Corporation on or before the earlier of (i) January 2, 2015; and (ii) the date that the Corporation has sent notice of the next annual meeting to Shareholders (the "Proposal Date"), pursuant to the Exchange Act and the BCBCA. The form and content of proposals must also comply with the BCBCA, the Corporation's governing statute, and with the rules of the SEC governing the form and content of proposals in order to be included in the Corporation's information circular and proxy statement and form of proxy. Any such proposals should be mailed to the Corporate Secretary at Atlantic Power Corporation, One Federal Street, 30th Floor, Boston, Massachusetts 02110, with a copy to Atlantic Power Corporation, c/o Goodmans LLP, 355 Burrard Street, Suite 1900, Vancouver, British Columbia, Canada V6C 2G8.

              Notice of a Shareholder proposal will be considered untimely if received by the Corporation after the Proposal Date, pursuant to the BCBCA and the Exchange Act. The Advance Notice Policy as described in this Information Circular and Proxy Statement requires notice of Shareholder nominations for directors to be presented at the next annual meeting of Shareholders to be made not less than 30 days nor more than 65 days prior to the date of the next annual meeting of Shareholders; provided, however, that in the event that the annual meeting of Shareholders is to be held on a date that is less than 50 days after the date (the "Notice Date") on which the first public announcement of the date of the annual meeting was made, notice by the nominating Shareholder may be made not later than the close of business on the tenth day following the Notice Date. The form and content of proposals and nominations must also comply with the BCBCA and, to the extent applicable, the rules of the SEC governing form and content of proposals and the Advance Notice Policy, if ratified and approved.

Shareholder Communications

              Shareholders who wish to communicate with any of the Directors or the Board of Directors as a group, may do so by writing to them at Name(s) of Directors(s)/Board of Directors, c/o Corporate Secretary, Atlantic Power Corporation, One Federal Street, 30th Floor, Boston, Massachusetts 02110. All correspondence will be promptly forwarded by the Corporate Secretary to the addressee.

Directions to 2014 Annual and Special Meeting of Shareholders

              Directions to attend the Meeting where you may vote in person can be obtained on the Corporation's website at www.atlanticpower.com under "MEDIA & EVENTS — Annual General Meeting" and via phone at (617) 977-2400. Information contained on the Corporation's website or that can be accessed through the Corporation's website is not incorporated into and does not constitute a part of this Information Circular and Proxy Statement. The Corporation has included its website address only as an inactive textual reference and does not intend it to be an active link to its website.

ADDITIONAL INFORMATION

              Financial information is provided in the Corporation's comparative financial statements and Management's Discussion and Analysis of Financial Condition and Results of Operations ("MD&A") in the Corporation's Annual Report on Form 10-K. Copies of the Corporation's financial statements as of and for the year ended December 31, 2013, together with the auditors' report thereon, the MD&A, the Corporation's Annual Report on Form 10-K and this Information Circular and Proxy Statement are available upon written request from the Corporate Secretary of the Corporation, One Federal Street, 30th Floor, Boston, Massachusetts 02110, via phone (617) 977-2700 or via email at info@atlanticpower.com. The Corporation may require payment of a reasonable charge if the request is made by a person who is not a Shareholder. These documents and additional information relating to the Corporation may also be found on SEDAR at www.sedar.com, on EDGAR at www.sec.gov/edgar.shtml and on the Corporation's website at www.atlanticpower.com. Information contained on the Corporation's website or that can be accessed through the Corporation's website is not incorporated into and does not constitute a part of this Information Circular and Proxy Statement. The Corporation has included its website address only as an inactive textual reference and does not intend it to be an active link to its website.

OTHER BUSINESS

              The Directors and management are not aware of any matters intended to come before the Meeting other than those items of business set forth in the attached Notice of Meeting accompanying this Information Circular and Proxy Statement. If any other matters properly come before the Meeting, it is the intention of the persons named in the Form of Proxy to vote in respect of those matters in accordance with their judgment.

 APPROVAL OF DIRECTORS

              The contents and the sending of this Information Circular and Proxy Statement to the Shareholders have been approved by the Board of Directors.

BY ORDER OF THE BOARD OF DIRECTORS
Dated: April 30, 2014	"Irving R. Gerstein"
Chair of the Board of Directors Atlantic Power Corporation

SCHEDULE A

MANDATE OF THE BOARD OF DIRECTORS

ATLANTIC POWER CORPORATION

CHARTER OF THE BOARD OF DIRECTORS

              The purpose of this charter is to set out the mandate and responsibilities of the board of directors (the "Board") of Atlantic Power Corporation (the "Issuer").

Composition

              The Board shall be constituted with a majority of individuals who qualify as "independent directors" as defined in National Policy 58-201 — Corporate Governance Guidelines, applicable securities law and the relevant listing standards of the New York Stock Exchange. The Board collectively should possess a broad range of skills, expertise, industry and other knowledge, and business and other experience useful to the effective oversight of the Issuer's business and affairs.

Responsibilities of the Board of Directors

              The Board is responsible for the stewardship of the Issuer and in that regard shall be specifically responsible for:

  i.
  adopting a strategic planning process and approving, on at least an annual basis, a budget, and evaluating and discussing a strategic plan for the upcoming year which takes into account, among other things, the opportunities and risks of the Issuer's business and investments;

  ii.
  to the extent feasible, satisfying itself as to the integrity of the Chief Executive Officer and senior officers of the Issuer that such officers create a culture of integrity throughout the organization as well as satisfying itself that the Chief Executive Officer is effectively assessing the integrity of the other senior officers of the Issuer and its subsidiaries;

  iii.
  the identification of the principal risks of the Issuer's business and ensuring the implementation of appropriate systems to manage these risks;

  iv.
  ensuring that the Issuer has adopted processes, procedures and controls that are designed to ensure compliance with all applicable laws and legal requirements;

  v.
  adopting a communication policy which enables the Issuer to communicate effectively and addresses how the Issuer interacts with all of its stakeholders, including analysts and the public, contains measures for the Issuer to avoid selective disclosure and is reviewed at such intervals or times as the Board deems appropriate;

  vi.
  with the assistance of the senior officers of the Issuer, reviewing and making recommendations to the board of managers of Atlantic Holdings with respect to all asset acquisitions and/or dispositions of the Issuer and/or any of its subsidiaries;

  vii.
  ensuring the integrity of the Issuer's internal control and management information systems;

  viii.
  from time to time, establishing and maintaining committees as it determines necessary or appropriate, but which at all times shall include:

    (a)
    a standing audit committee (the "Audit Committee");

    (b)
    standing compensation committee (the "Compensation Committee"); and

    (c)
    a standing nominating and corporate governance committee (the "Nominating Committee").

  ix.
  reviewing and reassessing the adequacy of the charters of the Audit Committee, Compensation Committee and Nominating Committee at such intervals or times as the Board deems appropriate;

  x.
  receiving recommendations of the Audit Committee respecting, and reviewing and approving, the audited, interim and any other publicly announced financial information of the Issuer;

  xi.
  reviewing and considering the results of the Compensation Committee's evaluations of the Issuer's overall compensation and significant human resource plans, policies and programs and reviewing and approving the Compensation Discussion and Analysis to be included in the Issuer's annual proxy circular based on the recommendations of the Compensation Committee;

  xii.
  receiving recommendations of the Nominating Committee regarding proposed nominees for the Board, the composition of the Board (including size and membership) and the committees of the Board, succession planning, and with respect to the Issuer's approach to governance and its corporate governance policies;

  xiii.
  meeting regularly with management to receive reports respecting the performance of the Issuer, new and proposed initiatives, the Issuer's business and investments, management concerns and any areas of concern involving the Issuer; and

  xiv.
  meeting regularly without management and non-independent directors.

              Although the Board is called upon to "manage" the business and affairs of the Issuer, the Issuer has delegated responsibility for managerial and executive oversight and certain administrative services to the Chief Executive Officer and other senior officers of the Issuer. Reciprocally, the senior officers shall keep the Board fully informed of the progress of the Issuer and its subsidiaries towards the achievement of their established goals and of all material deviations from the goals or objectives and policies established by the Board in a timely and candid manner.

              It is recognized that every director in exercising powers and discharging duties must act honestly and in good faith with a view to the best interest of the Issuer. Directors must exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. In this regard, they will comply with their duties of honesty, loyalty, care, diligence, skill and prudence.

              In addition, directors are expected to carry out their duties in accordance with policies adopted by the Board from time to time, the current policy being annexed hereto as Appendix "A".

              It is expected that the Issuer's senior officers will co-operate in all ways to facilitate compliance by the Board with its legal duties by causing the Issuer and its subsidiaries to take such actions as may be necessary in that regard and by promptly reporting any data or information to the Board that may affect such compliance.

Responsibilities of Chair

              The role and responsibilities of the Chair of the Board are set out below:

  i.
  the Chair shall be expected to attend and chair meetings of the Board of the Issuer and shareholders of the Issuer;

  ii.
  the Chair shall be an independent director;

  iii.
  the Chair shall not be expected to and shall not perform policy making functions other than in his or her capacity as a director of the Issuer. The Chair shall not have the right or entitlement to bind the Issuer in his or her capacity as Chair;

  iv.
  the Chair shall provide direction with respect to the dates and frequency of Board meetings and related committee meetings and the Chair shall liaise with the Chief Executive Officer of the Issuer to prepare Board meeting agendas;

  v.
  the Chair shall ensure that the Board understands the boundaries between Board and management responsibilities; and

  vi.
  the Chair shall ensure that the Board carries out its responsibilities effectively, which will involve the Board meeting on a regular basis without management present and will include acting as a liaison between the independent directors and the Issuer's senior officers, and may involve assigning responsibility for administering the Board's relationship with management to a committee of the Board.

Decisions Requiring Prior Approval of the Board of Directors

              Approval of the Board shall be required for:

  i.
  dividends;

  ii.
  significant acquisitions/dispositions;

  iii.
  related party transactions;

  iv.
  the annual budget for the Issuer;

  v.
  the public dissemination of any financial information;

  vi.
  the issuance or repurchase of securities of the Issuer;

  vii.
  establishing or revising the charters of committees of the Board; and

  viii.
  any other matter that would give rise to a "material change" to the Issuer.

              In considering related party transactions, when appropriate, the Board will review a report of an independent financial advisor in making their decision. The foregoing list is intended to specify particular matters requiring Board approval and is not intended to be an exhaustive list.

 Measures for Receiving Shareholder Feedback

              All publicly disseminated materials of the Issuer shall provide for a mechanism for feedback of shareholders. Persons designated to receive such information shall be required to provide a summary of the feedback to the directors on a semi-annual basis or at such other more frequent intervals as they see fit.

Meetings

              The Board will meet not less than four times per year: three meetings to review quarterly results; and one prior to the issuance of the annual financial results of the Issuer. A quorum for the meetings shall be a majority of the directors then holding office.

              From time to time directors may be asked to participate in Board retreats which may last one to three days.

Meeting Guidelines

              Directors will be expected to have read and considered the materials sent to them in advance of each meeting, and to be prepared to discuss the matters contained in such materials at the meeting. Administrative matters (e.g., bank signing resolutions, etc.) which require a vote will be batched for voting purposes. Directors will be expected to ask questions relating to batched items in advance of the meeting. The notice of meeting will highlight significant matters to be dealt with at each meeting so that directors can focus on reviewing the related materials. The senior officers of the Issuer will be made accessible to directors at Board meetings and Board committee meetings to fulfill their obligations.

Remuneration

              Remuneration shall be at a level which will attract and motivate professional and competent members.

Telephone Board Meetings

              A director may participate in a meeting of the directors or in a committee meeting by means of telephone, electronic or such other communications facilities as permit all persons participating in the meeting to communicate with each other and a director participating in such a meeting by such means is deemed to be present at the meeting.

              Although it is the intent of the Board to follow an agreed meeting schedule as closely as possible, from time to time, with respect to time-sensitive matters, telephone Board meetings may be required to be called in order for directors to be in a position to better fulfill their legal obligations. Alternatively, management may request the directors to approve certain matters by unanimous consent.

Expectations of Management

              The senior officers of the Issuer shall be required to report to the Board at the request of the Board on the performance of the Issuer, new and proposed initiatives, the Issuer's business and investments, management concerns and any other matter the Board or its Chair may deem appropriate. In addition, the Board expects the senior officers of the Issuer to promptly report to the Chair of the Board any significant developments, changes, transactions or proposals respecting the Issuer or its subsidiaries.

APPENDIX A

POLICY OF PRACTICES FOR DIRECTORS

Attendance at Meetings

              Each director is expected to have a very high record of attendance at meetings of the Board, and at meetings of each Board committee on which the director sits. A director is expected to:

  i.
  advise the Chair as to planned attendance at Board and committee meetings shortly after meeting schedules have been distributed;

  ii.
  advise the Chair as soon as possible after becoming aware that he or she will not be able to attend a meeting; and

  iii.
  attend a meeting by conference telephone if unable to attend in person.

Preparation for Meetings

              Directors are expected to carefully review and consider the materials distributed in advance of a meeting of the Board or a committee of the Board. Directors are also encouraged to contact the Chair, the Chief Executive Officer of the Issuer and any other appropriate officers to ask questions and discuss agenda items prior to meetings.

Conduct at Meetings

              Directors are expected to ask questions and participate in discussions at meetings, and to contribute relevant insights and experience. In discussions at meetings, a director should:

  i.
  be candid and forthright;

  ii.
  not be reluctant to express views contrary to those of the majority;

  iii.
  be concise and, in most circumstances, respect the time constraints of a meeting; and

  iv.
  be courteous to and respectful of other directors and guests in attendance.

Knowledge of the Issuer's Business

              Directors are expected to be knowledgeable with respect to the various fields and divisions of business of the Issuer. Although the senior officers of the Issuer have a duty to keep the Board informed about developments in the Issuer's business, directors have a primary duty of care and diligence, which includes a duty of inquiry. Directors should:

  i.
  ask questions of the Issuer's senior officers and other directors/managers, at meetings and otherwise, to increase their knowledge of the business of the Issuer;

  ii.
  familiarize themselves with the risks and challenges facing the business of the Issuer;

  iii.
  read all internal memoranda and other documents circulated to the directors, and all reports and other documents issued by the Issuer for external purposes;

  iv.
  insist on receiving adequate information from the Issuer's senior officers with respect to a proposal before Board approval is requested;

  v.
  familiarize themselves with the Issuer's competitors by, among other things, reading relevant news, magazine and trade journal articles; and

  vi.
  familiarize themselves with the legal and regulatory framework within which the Issuer carries on its business.

Personal Conduct

              Directors are expected to:

  i.
  exhibit high standards of personal integrity, honesty and loyalty to the Issuer;

  ii.
  project a positive image of the Issuer to news media, the financial community, governments and their agencies, shareholders and employees;

  iii.
  be willing to contribute extra efforts, from time to time as may be necessary including, among other things, being willing to serve on committees of the Board; and

  iv.
  disclose any potential conflict of interest that may arise with the business or affairs of the Issuer and, generally, avoid entering into situations where such conflicts could arise or could reasonably be perceived to arise.

Independent Advice

              In discharging its mandate, the Board shall have the authority to retain (and authorize the payment by the Issuer of) and receive advice from, special legal, accounting or other advisors and outside consultants if appropriate.

Other Directorships and Significant Activities

              The Issuer values the experience directors bring from other boards on which they serve and other activities in which they participate, but recognizes that those boards and activities also may present demands on a director's time and availability and may present conflicts or legal issues, including independence issues. No director should serve on the board of a competitor or of a regulatory body with oversight of the Issuer. Each director should, when considering membership on another board or committee, make every effort to ensure that such membership will not impair the director's time and availability for his or her commitment to the Issuer. Directors should advise the Chair of the Board and the Chief Executive Officer before accepting membership on other public corporation boards of directors or any audit committee or other significant committee assignment on any other board of directors, or establishing other significant relationships with businesses, institutions, governmental units or regulatory entities, particularly those that may result in significant time commitments or a change in the director's relationship to the Issuer.

SCHEDULE B

LTIP RESOLUTION

BE IT RESOLVED THAT:

1.
Amendment No. 1 to the Fifth Amended and Restated Long-Term Incentive Plan (the "LTIP") of Atlantic Power Corporation (the "Corporation"), substantially as set forth in Exhibit "A" to this resolution is hereby approved, ratified and confirmed.

2.
Any one director or officer of the Corporation is hereby authorized and empowered to execute or cause to be executed, whether under the seal of the Corporation or otherwise and to deliver or cause to be delivered, all such documents and instruments and to do or cause to be done all such other acts and things as such director or officer may determine to be necessary or desirable in order to carry out the intent of this resolution, such determination to be conclusively evidenced by the execution and delivery of such documents and other instruments or the doing of any such act or thing.

B-1

 EXHIBIT A

AMENDMENT NO. 1
TO
FIFTH AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN

RECITALS:

    A.
    Atlantic Power Corporation wishes to amend the Fifth Amended and Restated Long-Term Incentive Plan (the "LTIP") as hereinafter described.

NOW THEREFORE the LTIP be and it is hereby amended as follows, subject to shareholder approval:

1.
Section 12 of the LTIP shall be deleted in its entirety and replaced with the following:

    12.
    Common Shares Subject to Issuance Under the Plan

        The aggregate number of Common Shares that may be issued under the Plan upon the redemption of Notional Shares is 3,000,000 Common Shares subject to increase or decrease by reason of amalgamation, rights offerings, reclassifications, consolidations or subdivisions, or as may otherwise be permitted by applicable law and the TSX.

2.
Except as amended hereby, the LTIP shall remain in full force and effect, unamended.

B-2

PROXY FOR REGISTERED HOLDERS OF COMMON SHARES

This proxy is being solicited by or on behalf of the board of directors of Atlantic Power Corporation (the "Issuer") from holders of common shares of the Issuer ("Shareholders") for use in connection with the annual and special meeting (the "Meeting") of Shareholders to be held on June 20, 2014 at the Omni King Edward Hotel, Chelsea Room, 37 King Street East, Toronto, Ontario, Canada M5C 1E9 at 10:00 a.m. (Eastern time). Reference is made to the accompanying Information Circular and Proxy Statement of the Issuer dated April 30, 2014 (the "Circular") for further information.

The undersigned Shareholder of the Issuer hereby appoints IRVING R. GERSTEIN or, failing him, JOHN A. McNEIL (or instead of either of them Kenneth M. Hartwick), as proxy of the undersigned to attend and vote at the Meeting and at any adjournment thereof, with full power of substitution and with all the powers which the undersigned could exercise if personally present and with authority to vote at the said proxyholder's discretion unless herein otherwise specified. The said proxyholder is hereby specifically directed to:

(1)
VOTE FOR ☐ or WITHHOLD FROM VOTING ON ☐ the election of Irving R. Gerstein as a member of the Issuer's board of directors;

(2)
VOTE FOR ☐ or WITHHOLD FROM VOTING ON ☐ the election of Kenneth M. Hartwick as a member of the Issuer's board of directors;

(3)
VOTE FOR ☐ or WITHHOLD FROM VOTING ON ☐ the election of John A. McNeil as a member of the Issuer's board of directors;

(4)
VOTE FOR ☐ or WITHHOLD FROM VOTING ON ☐ the election of R. Foster Duncan as a member of the Issuer's board of directors;

(5)
VOTE FOR ☐ or WITHHOLD FROM VOTING ON ☐ the election of Holli C. Ladhani as a member of the Issuer's board of directors;

(6)
VOTE FOR ☐ or WITHHOLD FROM VOTING ON ☐ the election of Barry E. Welch as a member of the Issuer's board of directors;

(7)
VOTE FOR ☐ or WITHHOLD / ABSTAIN FROM VOTING ON ☐ the appointment of KPMG LLP as the auditors of the Issuer and the authorization of the Issuer's board of directors to fix such auditors' remuneration;

(8)
VOTE FOR ☐ or VOTE AGAINST ☐ or ABSTAIN FROM VOTING ON ☐ the approval, by non-binding advisory vote, of the named executive officer compensation as described in the Circular;

(9)
VOTE FOR ☐ or VOTE AGAINST ☐ or ABSTAIN FROM VOTING ON ☐ passing, with or without alteration or modification, an ordinary resolution, the full text of which is set forth in Schedule "B" to the Circular, approving an amendment to the Corporation's fifth amended and restated long-term incentive plan (the "LTIP") to increase the number of common shares of the Corporation issuable under the LTIP, as more particularly described in the Circular.

DATED this	day of	, 2014.

Name of Shareholder

Signature of Shareholder

NOTES:

(1)
The shares represented by this proxy will be voted for, voted against or withheld or abstained from voting (as applicable) in accordance with the instructions noted hereon on any ballot that may be called for. The persons named in this proxy will vote this proxy in accordance with the instructions contained herein. Unless contrary instructions are specified, if this proxy is executed and returned (and not revoked) prior to the Meeting, the common shares represented by this proxy will be voted "FOR" the above-mentioned items. The Issuer presently knows of no matters to come before the Meeting other than the matters identified in the notice of the Meeting. If any amendments, variations or other matters that are not known should properly come before the Meeting, the common shares will be voted on such amendments, variations or matters in accordance with the best judgment of the said proxyholder.

(2)
To vote this proxy, the Shareholder must sign in the space provided on this form. Please sign exactly as the name appears hereon and in which the common shares are registered. If the Shareholder is a corporation, the proxy should be executed by duly authorized officers and its corporate seal must be affixed. If this proxy is not dated in the space provided, the proxy shall be deemed to bear the date on which it was mailed by the Issuer.

(3)
The Shareholder has the right to appoint a person, other than the persons designated, to attend, vote and act for the Shareholder and on the Shareholder's behalf at the Meeting. Such right may be exercised by striking out the names of the specified persons and inserting the name of such other person in the space provided.

(4)
This proxy revokes all prior proxies given by the Shareholder represented by this proxy and may be revoked at any time before it has been exercised as described in the Circular.

(5)
Reference should be made to the Circular, which accompanies the notice of Meeting, for a full explanation of the rights of Shareholders regarding completion, use and revocation of this proxy and other information pertaining to the Meeting.